As filed with the Securities and Exchange Commission on June 25, 2025
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
Registration Statement
under the Securities Act of 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
MSC Income Fund, Inc.
(Exact name of registrant as specified in charter)
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(Address of principal executive offices)
(713) 350-6000
(Registrant’s telephone number, including area code)
Dwayne L. Hyzak
Chief Executive Officer
MSC Income Fund, Inc.
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(Name and address of agent for service)
COPIES TO:

Jason B. Beauvais Executive Vice President, General Counsel and Secretary MSC Income Fund, Inc. 1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Harry S. Pangas, Esq. Clay Douglas, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006-1110
Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of additional securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is          .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is          .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is          .

Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

MSC Income Fund, Inc. is a principal investment firm primarily focused on providing debt capital to private (“Private Loan”) companies owned by or in the process of being acquired by a private equity fund (our “Private Loan investment strategy”). Our Private Loan investment strategy involves investments in companies that generally have annual revenues between $25 million and $500 million. We also maintain a portfolio of customized long-term debt and equity investments in lower middle market (“LMM”) companies (our “LMM investment portfolio”). Our LMM investment portfolio consists of investments in companies that generally have annual revenues between $10 million and $150 million. Our Private Loan and LMM investments generally range in size from $1 million to $30 million.
We also maintain a legacy portfolio of investments in middle market (“Middle Market”) companies (our “Middle Market investment portfolio”). Our Middle Market investments are generally debt investments in companies owned by private equity funds that were originally issued through a syndication financing process. We have generally stopped making new Middle Market investments and expect the size of our Middle Market investment portfolio to continue to decline in future periods as our existing Middle Market investments are repaid or sold. Our Middle Market debt investments generally range in size from $1 million to $20 million, are generally secured by a first priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.
We operate as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We are managed by MSC Adviser I, LLC, a registered investment adviser under the Investment Advisers Act of 1940, which is wholly-owned by Main Street Capital Corporation. Our principal investment objective is to maximize our investment portfolio’s total return, primarily by generating current income from our debt investments and, to a lesser extent, by generating current income and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.
We may offer, from time to time in one or more offerings or series, our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act) or (iii) under such circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. Sales of common stock at prices below NAV per share dilute the interests of existing stockholders, have the effect of reducing our NAV per share and may reduce our market price per share. Our stockholders have in the past and may again in the future approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock.
Investing in our securities involves a high degree of risk and should be considered highly speculative. You should carefully review the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in or incorporated by reference into this prospectus, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering.
The Private Loan, LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MSIF.” On June 23, 2025, the last reported sale price of our common stock on the NYSE was $16.88 per share, and the NAV per share of our common stock on March 31, 2025 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $15.35.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mscincomefund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.
Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 25, 2025

This prospectus is part of an automatic registration statement that we have filed with the SEC using the “shelf” registration process as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended. Under this shelf registration statement, we may offer, from time to time in one or more offerings or series, an indefinite amount of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information” and “Incorporation by Reference.”
This prospectus may contain estimates and information concerning our industry that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”
You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.
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PROSPECTUS SUMMARY
This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” below and in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to debt investments in our Investment Portfolio (as defined below) is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.
Organization
MSC Income Fund, Inc. (“MSIF” or, together with its consolidated subsidiaries, “MSC Income” or the “Company”) is a principal investment firm primarily focused on providing debt capital to private (“Private Loan”) companies owned by or in the process of being acquired by a private equity fund (its “Private Loan investment strategy”). MSC Income’s portfolio investments are typically made to support leveraged buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSC Income seeks to partner with private equity fund sponsors in its Private Loan investment strategy and primarily invests in secured debt investments of Private Loan companies generally headquartered in the United States.
MSC Income also maintains a portfolio of customized long-term debt and equity investments in lower middle market (“LMM”) companies (its “LMM investment portfolio”), and through those investments MSC Income has partnered with entrepreneurs, business owners and management teams in co-investments with Main Street Capital Corporation (“Main Street”), a New York Stock Exchange (“NYSE”) listed business development company (“BDC”), utilizing the customized “one-stop” debt and equity financing solutions provided in Main Street’s LMM investment strategy (the “LMM investment strategy”). Through the LMM investment strategy, MSC Income primarily invested in secured debt investments, equity investments, warrants and other securities of LMM companies typically based in the United States. Effective upon the MSC Income Listing (as defined below) on January 29, 2025, MSC Income changed its investment strategy for investments in new portfolio companies to be solely focused on its Private Loan investment strategy, rather than its historical focus primarily on its Private Loan investment strategy and secondarily on the LMM investment strategy (as further discussed below).
MSC Income also maintains a legacy portfolio of investments in larger middle market (“Middle Market”) companies (its “Middle Market investment portfolio”) and a limited portfolio of other portfolio (“Other Portfolio”) investments. MSC Income’s Middle Market investments are generally debt investments in companies owned by private equity funds that were originally issued through a syndication financing process. MSC Income has generally stopped making new Middle Market investments and expects the size of its Middle Market investment portfolio to continue to decline in future periods as its existing Middle Market investments are repaid or sold. MSC Income’s Other Portfolio investments primarily consist of investments that are not consistent with the typical profiles for its Private Loan, LMM or Middle Market portfolio investments, including investments in unaffiliated investment companies and private funds managed by third parties. Similar to its Middle Market investments, MSC Income has generally stopped making new Other Portfolio investments and expects the size of its Other Portfolio to continue to decline in future periods as its existing Other Portfolio investments are repaid or sold.
The “Investment Portfolio,” as used herein, refers to all of MSC Income’s investments in Private Loan portfolio companies, investments in LMM portfolio companies, investments in Middle Market portfolio companies and Other Portfolio investments.
MSIF was formed in November 2011 to operate as an externally managed BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). MSIF has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, MSIF generally does not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.

On October 28, 2020, MSC Income’s stockholders approved the appointment of MSC Adviser I, LLC (the “Adviser”), which is wholly-owned by Main Street, as MSC Income’s investment adviser and administrator under an Investment Advisory and Administrative Services Agreement dated October 30, 2020.
On December 16, 2024, in advance of the MSC Income Listing, the Company effectuated a 2-for-1 reverse stock split of its outstanding common stock pursuant to approval from its Board of Directors (the “Reverse Stock Split”). As a result of the Reverse Stock Split, every two shares of MSC Income’s issued and outstanding common stock were converted into one share of issued and outstanding common stock, without any change in the par value per share or the number of authorized shares of its common stock. Unless otherwise indicated, all figures in this prospectus reflect the implementation of the Reverse Stock Split.
On January 29, 2025, MSC Income’s shares of common stock were listed on the NYSE under the ticker symbol “MSIF” (the “MSC Income Listing”).
On January 29, 2025, in connection with the MSC Income Listing, MSC Income entered into an Amended and Restated Investment Advisory and Administrative Services Agreement (the “Advisory Agreement”) with the Adviser. The Advisory Agreement was approved by the affirmative vote of the holders of a majority of MSC Income’s outstanding voting securities, as defined in the 1940 Act, at a special meeting of MSC Income’s stockholders held on December 11, 2024, and became effective upon the MSC Income Listing. In such role, the Adviser has the responsibility to manage the business of MSC Income, including the responsibility to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management decisions, monitor MSC Income’s Investment Portfolio and provide ongoing administrative services.
On January 29, 2025, in connection with the MSC Income Listing, the Company amended and restated its Articles of Amendment and Restatement, as amended, by filing new Articles of Amendment and Restatement of the Company (as amended and restated, the “Articles of Incorporation”) with the State Department of Assessments and Taxation of the State of Maryland. The Articles of Incorporation revised the Company’s charter to, among other things, (i) include a provision that limits the transferability of shares of its common stock outstanding at the time of the MSC Income Listing during the 365-day period following the MSC Income Listing, (ii) reflect an amendment to delete provisions regarding restrictions and requirements applicable to its dividend reinvestment plan, (iii) reflect an amendment to delete provisions prohibiting acquisitions of assets in exchange for shares of its common stock and restricting certain transactions between the Company and the Adviser and its affiliates and (iv) delete certain provisions required by, and remove references to, the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. in order to conform certain provisions of the Company’s charter more closely to provisions in the charters of other BDCs whose securities are listed and publicly-traded on a national securities exchange.
On January 30, 2025, in connection with the MSC Income Listing, MSC Income closed a follow-on public offering of 5,500,000 shares of its common stock, at the public offering price of $15.53 per share. In addition, on February 3, 2025, MSC Income issued and sold 825,000 additional shares of its common stock, at the public offering price of $15.53 per share, pursuant to the underwriters’ full exercise of their overallotment option (together with the offering and sale of the 5,500,000 shares, the “MSC Income Offering”). Net of underwriting discounts and commissions and offering costs, MSC Income received net cash proceeds of $90.5 million in connection with the MSC Income Offering.
MSIF has certain direct and indirect wholly-owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The primary purpose of the Taxable Subsidiaries is to permit MSIF to hold equity investments in portfolio companies which are “pass-through” entities for tax purposes. MSIF also has certain direct and indirect wholly-owned subsidiaries formed for financing purposes (the “Structured Subsidiaries”).
Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our,” the “Company” and “MSC Income” refer to MSIF and its consolidated subsidiaries, which include the Taxable Subsidiaries and the Structured Subsidiaries.

Overview of our Business
Our principal investment objective is to maximize our Investment Portfolio’s total return, primarily by generating current income from our debt investments and, to a lesser extent, by generating current income and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We seek to achieve our investment objective primarily through our Private Loan investment strategy and our LMM investment portfolio. Our Private Loan investment strategy involves investments in companies that generally have annual revenues between $25 million and $500 million and annual earnings before interest, tax, depreciation and amortization expenses (“EBITDA”) between $7.5 million and $50 million. Our LMM investment portfolio consists of investments in companies that generally have annual revenues between $10 million and $150 million and annual EBITDA between $3 million and $20 million. Our Private Loan and LMM investments generally range in size from $1 million to $30 million.
Private Loan investments primarily consist of debt securities that have primarily been originated directly by our Adviser or, to a lesser extent, through our Adviser’s strategic relationships with other investment funds on a collaborative basis through investments that are often referred to in the debt markets as “club deals” because of the small lender group size. In both cases, our Private Loan investments are typically made in a company owned by or in the process of being acquired by a private equity fund. Our Private Loan portfolio debt investments are generally secured by a first priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date. We may also co-invest with Main Street and the private equity funds in the equity securities of our Private Loan portfolio companies.
We have also historically sought to fill the financing gap for LMM businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM created the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participation. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allowed us to offer portfolio companies a comprehensive suite of financing options, or “one-stop” financing solution. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date.
In connection with the MSC Income Listing, our Board of Directors and the Adviser decided to change our investment strategy with respect to new platform investments to be solely focused on our Private Loan investment strategy. As a result, the size of our LMM investment portfolio is expected to decrease over time as our existing LMM investments are repaid or sold in the ordinary course of business. We do, however, plan to continue executing follow-on investments in our existing LMM portfolio companies going forward in accordance with our existing SEC order for co-investment exemptive relief.
Our Middle Market investments are generally debt investments in companies owned by private equity funds that were originally issued through a syndication financing process. We have generally stopped making new Middle Market investments and expect the size of our Middle Market investment portfolio to continue to decline in future periods as existing Middle Market investments are repaid or sold. Our Middle Market debt investments generally range in size from $1 million to $20 million, are generally secured by a first priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.
Our Other Portfolio investments primarily consist of investments that are not consistent with the typical profiles for our Private Loan, LMM or Middle Market portfolio investments, including investments in unaffiliated investment companies and private funds managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses to third party managers. Similar to our Middle Market investments, we have generally stopped making new Other Portfolio investments and expect the size of our Other Portfolio to continue to decline in future periods as existing Other Portfolio investments are repaid or sold.
Subject to changes in our cash and overall liquidity, we may in the future invest in short-term portfolio investments that are atypical of our Private Loan portfolio investments in that they would be intended to be a short-term deployment of capital. These assets would be expected to be realized in one year or less and would not be expected to be a significant portion of our total investments.

Our portfolio investments are generally made through MSIF, the Taxable Subsidiaries and the Structured Subsidiaries. MSIF, the Taxable Subsidiaries and the Structured Subsidiaries share the same investment strategies and criteria. An investor’s return in MSIF will depend, in part, on the Taxable Subsidiaries’ and the Structured Subsidiaries’ investment returns as they are wholly-owned subsidiaries of MSIF.
The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities and our available liquidity. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.
We have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) permitting co-investments among us, Main Street and other advisory clients of our Adviser in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made co-investments with, and in the future intend to continue to make co-investments with Main Street and other advisory clients of our Adviser, in accordance with the conditions of the order. The order requires, among other things, that Main Street and our Adviser consider whether each such investment opportunity is appropriate for us, Main Street and the other advisory clients of our Adviser, as applicable, and if it is appropriate, to propose an allocation of the investment opportunity between such parties. Because our Adviser is wholly-owned by Main Street and is not managing our investment activities as its sole activity, this may provide our Adviser an incentive to allocate opportunities to Main Street or its other advisory clients instead of us. However, both we and our Adviser have policies and procedures in place to manage this conflict, including approval of investment allocations and oversight of co-investments by the independent members of our Board of Directors. In addition to the co-investment program described above, we also co-invest in syndicated deals and other transactions where price is the only negotiated point by us and our affiliates.
You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment-grade debt and equity investments in private, smaller companies. Please see “Risk Factors – Risks Related to Our Investments” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for a more complete discussion of the risks involved with investing in our portfolio companies.
Our principal executive offices are located at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at www.mscincomefund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Risks Associated with Our Business
Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC.
The following is a summary of the principal risk factors associated with an investment in our securities:
Risks Related to our Business and Structure
•Because our Investment Portfolio is recorded at fair value, there is and will continue to be uncertainty as to the value of our portfolio investments.
•Our financial condition and results of operations depends on our Adviser’s ability to effectively manage and deploy capital.

•We are subject to risks associated with the interest rate environment and changes in interest rates will affect our cost of capital, net investment income and the value of our investments.
•We face increasing competition for investment opportunities.
•We are dependent upon our Adviser’s key investment personnel for our future success.
•Our success depends on our Adviser’s ability to attract and retain qualified personnel in a competitive environment.
•We may not replicate the historical results achieved by Main Street or by other advisory clients of our Adviser.
•Our business model depends to a significant extent upon strong referral relationships.
•Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Risks Related to our Investments
•The types of portfolio companies in which we invest involve significant risks and we could lose all or part of our investment.
•Economic recessions or downturns could impair our portfolio companies’ performance and defaults by our portfolio companies will harm our operating results.
•Rising credit spreads could affect the value of our investments, and rising interest rates make it more difficult for portfolio companies to make periodic payments on their loans.
•Inflation could adversely affect the business, results of operations and financial condition of our portfolio companies.
•We may be exposed to higher risks with respect to our investments that include original issue discount or Paid-in-Kind (“PIK”) interest.
•The lack of liquidity in our investments may adversely affect our business.
•We may not have the funds or ability to make additional investments in our portfolio companies.
•There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•We generally will not control our portfolio companies.
•Defaults by our portfolio companies will harm our operating results.
•Any unrealized depreciation that we experience in our portfolio may be an indication of future realized losses, which could reduce our income and gains available for distribution.
•Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
•We may be subject to risks associated with “covenant-lite” loans.
•We may not realize gains from our equity investments.
Risks Related to Leverage
•Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
•Substantially all of our assets are subject to security interests under our senior securities and if we default on our obligations under our senior securities, we may suffer adverse consequences, including foreclosure on our assets.
•We are subject to risks associated with any revolving credit facility that utilizes a Structured Subsidiary as our interests in any Structured Subsidiary are subordinated and we could be prevented from receiving cash on our equity interests from a Structured Subsidiary.
Risks Related to our Adviser and its Affiliates
•Our Adviser has conflicts of interest that may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees.
•We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
•Our Adviser may face conflicts of interest in allocating investment opportunities between us, Main Street and the other advisory clients of our Adviser.
•Our Adviser’s liability is limited under the Advisory Agreement, and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

•Our Adviser can resign on 120 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Risks Related to BDCs
•Operating under the constraints imposed on us as a BDC and RIC may hinder the achievement of our investment objectives.
Risks Related to our Securities
•Investing in our securities may involve a high degree of risk.
•Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value (“NAV”).
•We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.
•Purchases of shares of our common stock by us or Main Street under open-market purchase programs, including our and Main Street’s respective purchase plans, may result in the price of shares of our common stock being higher than the price that otherwise might exist in the open market.
•    Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Federal Income Tax Risks
•We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code.
•We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.
General Risk Factors
•Events outside of our control, including public health crises, supply chain disruptions and inflation, could negatively affect our portfolio companies and the results of our operations.
•Market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
•Failure to comply with applicable laws or regulations and changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
Distribution Reinvestment Plan
We have adopted a distribution reinvestment plan, which provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our distribution reinvestment plan, unless a stockholder has elected to receive dividends in cash. For more information, see “Distribution Reinvestment Plan.”

OFFERINGS
We may offer, from time to time in one or more offerings or series, our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities” under this prospectus, together with the applicable prospectus supplement and any related free writing prospectus, at prices and on terms to be determined at the time of any offering. This prospectus provides you with a general description of the securities we may offer. Each time we offer a type or series of securities under this prospectus, we will provide a prospectus supplement that will describe the specific amounts, prices, and other important terms of the securities. The applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update, or change information contained in this prospectus or in documents we have incorporated by reference.
Our securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.”
Set forth below is additional information regarding the offering of our securities:

Use of proceeds
Except as described in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering pursuant to this prospectus to make investments in accordance with our investment objective and strategies, to pay our operating expenses and other cash obligations, and for general corporate or strategic purposes, including, without limitation to repay or repurchase outstanding indebtedness, in which case the interest rate and maturity date of which will be described in a prospectus supplement or free writing prospectus. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NYSE symbol	“MSIF”

Dividends and distributions
Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.
Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.
When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation
MSIF has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for U.S. federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated. See “Material U.S. Federal Income Tax Considerations.”

Distribution reinvestment plan
We have adopted a distribution reinvestment plan (the “DRIP”) for our registered stockholders who hold their shares with our transfer agent and registrar, or certain brokerage firms that have elected to participate in the DRIP, which is an “opt out” distribution reinvestment plan. Under the DRIP, if we declare a cash distribution to our stockholders, the amount of such distribution, net of any applicable U.S. withholding tax, will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of the DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes.
See “Distribution Reinvestment Plan” for more information.

Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV per share. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share.

Sales of common stock below NAV per share
In the event we offer common stock, the offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the NAV per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act) or (iii) under such circumstances as the SEC may permit. In addition, we cannot issue shares of our common stock below NAV per share unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales by us of our common stock at a discount from our NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. At a special meeting of stockholders held on December 11, 2024, our stockholders authorized us, subject to approval of our Board of Directors, to sell or otherwise issue shares of our common stock during the next year at a price below our NAV per share, subject to certain conditions. The authorization is effective until December 11, 2025; however, our stockholders may again in the future approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. See “Sales of Common Stock Below Net Asset Value.”

Available Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, by telephone at (713) 350-6000 or on our website at www.mscincomefund.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Information contained on our website is not incorporated into this prospectus or any related prospectus supplement, and you should not consider information contained on our website to be part of this prospectus or any related prospectus supplement.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” the “Company” or “MSC Income,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Distribution reinvestment plan expenses	—%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)
Annual Expenses of the Company (as a percentage of net assets attributable to common stock as of March 31, 2025):
Base management fees	2.56%	(5)
Incentive fees - subordinated incentive fee on income	1.73%	(5)
Incentive fees - capital gains incentive fee	—%	(5)
Interest payments on borrowed funds	4.96%	(6)
Other expenses	0.70%	(7)
Income tax expense	0.15%	(8)
Acquired fund fees and expenses	0.14%	(9)
Total annual expenses	10.24%
___________________________
(1)In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.
(2)In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)The expenses of administering the DRIP are included in “Other expenses” in the table above.
(4)The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)See “Note J — Related Party Transactions” in the notes to the consolidated financial statements included in our most recently filed Annual Report on Form 10-K and in our most recently filed Quarterly Report on Form 10-Q for a description of the structure and calculation of the management fees and incentive fees under the Advisory Agreement.
(6)Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.
(7)Other expenses in this table represent the estimated expenses of MSC Income for the current fiscal year, excluding any management fees and incentive fees under the Advisory Agreement.

(8)Income tax expense relates to the accrual of (a) deferred tax provision (benefit) primarily related to loss carryforwards, timing differences in net unrealized appreciation or depreciation and other temporary book-tax differences from our portfolio investments held in the Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2024.
(9)Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, except for the incentive fee, which has been modified for the assumed 5% annual return instead of the actual historical returns. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to the incentive fee on capital gains)	$84	$242	$390	$716
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from realized capital gains (all of which is subject to the incentive fee on capital gains)	$92	$263	$420	$756
The example and the expenses in the table above should not be considered a representation of our future expenses, as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.
The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The subordinated incentive fee on income under the Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. In addition, while the example assumes reinvestment of all dividends at NAV, if our Board of Directors authorizes and we declare a cash dividend, participants in the DRIP who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the closing sales price per share of our common stock reported on the NYSE on the trading day immediately preceding the applicable distribution payment date (or, if no sale is reported for such date, at the average of their reported bid and asked prices) in the event that we use newly issued shares to satisfy the share requirements of the DRIP or (ii) the weighted average purchase price paid per share of all shares of common stock purchased by the plan administrator in connection with such purchases in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP. See “Distribution Reinvestment Plan” for additional information regarding the DRIP.

FINANCIAL HIGHLIGHTS
The financial data as of and for each of the ten years ended December 31, 2024 is set forth in “Note E — Financial Highlights” in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and is incorporated by reference into this prospectus in its entirety. This financial data has been audited by Grant Thornton LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. The financial data as of March 31, 2025 is set forth in “Note E — Financial Highlights” in the notes to our unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 and is incorporated by reference herein in its entirety. A copy of our Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which have been filed with the SEC, may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q filed with the SEC.
RISK FACTORS
Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described below and in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the sections titled “Risk Factors” in our most recently filed Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q and in any subsequent filings we make with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with an offering pursuant to this prospectus. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Concerning Forward-Looking Statements.”
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Our Articles of Incorporation (as defined below) contain a provision that limits the transferability of all of our shares of common stock outstanding prior to the MSC Income Listing for the 365-day period following the commencement of trading of our shares of common stock on a national securities exchange, which occurred on January 29, 2025 (the “Trading Date”). Specifically, without the prior written consent of our Board of Directors (with respect to all or any portion of the Restricted Shares (as defined below)), a stockholder may not transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) shares of our common stock acquired by such stockholder prior to the MSC Income Listing (the “Restricted Shares”) until:
•180 days after the Trading Date for one-third of the Restricted Shares held by such stockholder;
•270 days after the Trading Date for two-thirds of the Restricted Shares held by such stockholder; and
•365 days after the Trading Date for all remaining Restricted Shares held by such stockholder.
Any purported Transfer in violation of this provision of our Articles of Incorporation would be void and have no force or effect.
Following the expiration of the applicable lock-up periods described above, and subject to applicable securities laws, including Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (which applies to shares acquired by our affiliates) sales of substantial amounts of our common stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our common stock. If these sales occur, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our common stock prevailing from time to time.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:
•our future operating results, dividend projections and frequency of dividends;
•our business prospects and the prospects of our portfolio companies;
•the impact of the investments that we expect to make;
•the ability of our portfolio companies to achieve their objectives;
•our expected financings and investments and our ability to raise capital;
•the adequacy of our cash resources and working capital; and
•the timing of cash flows, if any, from the operations of our portfolio companies.
In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and in our most recent Quarterly Report on Form 10-Q, as well as in subsequent filings with the SEC, and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus. Other factors that could cause our actual results and financial condition to differ materially include, but are not limited to, the following:
•changes in political, economic or industry conditions, including the risks of a slowing economy, rising inflation, uncertainty caused by tariffs and risk of recession, and volatility in the financial services sector, including bank failures;
•the interest rate environment or conditions affecting the financial and capital markets;
•the impact of any global health crisis, on our or our portfolio companies’ business and the U.S. and global economies;
•the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
•the ability of our Adviser and its affiliates to attract and retain highly talented professionals;
•our, or our portfolio companies’, future business, operations, operating results or prospects;
•risks associated with possible disruption in our operations or the economy generally due to acts of war, terrorist acts, cyberattacks or natural disasters; and
•future changes in laws or regulations and conditions in our or our portfolio companies’ operating areas.
Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, as well as in subsequent filings with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering, and in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless we are required to do so by law.
USE OF PROCEEDS
Except as described in any applicable prospectus supplement or in any free writing prospectuses we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering pursuant to this prospectus to make investments in accordance with our investment objective and strategies, to pay our operating expenses and other cash obligations, and for general corporate or strategic purposes, including, without limitation, to repay or repurchase outstanding indebtedness, in which case the interest rate and maturity date of which will be described in a prospectus supplement or free writing prospectus.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and a related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments.
A supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK
Our common stock began trading on the NYSE on January 29, 2025 under the symbol “MSIF.”
The following table sets forth, for the periods indicated, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock as reported on the NYSE, and the closing sales price as a percentage of the NAV per share of our common stock.

		Price Range		Premium of High Sales Price to	Premium of Low Sales Price to
	NAV(1)	High	Low	NAV(2)	NAV(2)
Year ending December 31, 2025
Second Quarter (through June 23, 2025)	*	$17.98	$14.16	*	*
First Quarter (January 29, 2025 through March 31, 2025)	$15.35	17.84	15.82	16%	3%
Year ended December 31, 2024		N/A	N/A	N/A	N/A
Fourth Quarter	$15.53	N/A	N/A	N/A	N/A
Third Quarter	15.38	N/A	N/A	N/A	N/A
Second Quarter	15.55	N/A	N/A	N/A	N/A
First Quarter	15.44	N/A	N/A	N/A	N/A
Year ended December 31, 2023		N/A	N/A	N/A	N/A
Fourth Quarter	$15.54	N/A	N/A	N/A	N/A
Third Quarter	15.34	N/A	N/A	N/A	N/A
Second Quarter	15.34	N/A	N/A	N/A	N/A
First Quarter	15.18	N/A	N/A	N/A	N/A
___________________________
*NAV has not yet been determined for the second quarter of 2025.
(1)NAV is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)Calculated for each quarter as (i) NAV subtracted from the respective high or low share price divided by (ii) NAV.
On June 23, 2025, (the “Determination Date”) the last sale price of our common stock on the NYSE was $16.88 per share, and there were approximately 17,440 holders of record of our common stock which did not include stockholders for whom shares are held in “nominee” or “street name.” The NAV per share of our common stock on March 31, 2025 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $15.35, and the premium of the Determination Date closing price of our common stock was 10% to this NAV per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share. Since the MSC Income Listing, our shares of common stock have traded at prices both less than and exceeding our NAV per share.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and the information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

PORTFOLIO COMPANIES
The following table sets forth certain unaudited information as of March 31, 2025 (dollars in thousands), for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2025, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investments in marketable securities and idle funds investments.

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Control Investments (5)
BDB Holdings, LLC 1760 Peachtree Street NW, Suite 200 Atlanta, GA 30309		Casual Restaurant Group
			Secured Debt		2/24/2025		12.00%				2/27/2027		$280	$280	$280	—%
			Preferred Equity		11/4/2024	12,504,663						40.0%		13,025	12,610	1.8%
														13,305	12,890	1.8%
Copper Trail Fund Investments 1999 Broadway, Suite 850 Denver, CO 80202	(12) (13)	Investment Partnership
			LP Interests (CTMH, LP)	(24)	7/17/2017	38.75%						38.8%		640	514	0.1%

GRT Rubber Technologies LLC 201 Dana Drive Paragould, AR 72450		Manufacturer of Engineered Rubber Products
			Secured Debt		12/21/2018		10.48%	SF+	6.00%		10/29/2026		1,550	1,540	1,550	0.2%
			Secured Debt		12/19/2014		12.48%	SF+	8.00%		10/29/2026		19,944	19,865	19,944	2.8%
			Member Units	(8)	12/19/2014	2,896						28.8%		6,435	22,600	3.1%
														27,840	44,094	6.1%
Harris Preston Fund Investments 2901 Via Fortuna Building 6, Suite 550 Austin, TX 78746	(12) (13)	Investment Partnership
			LP Interests (2717 MH, L.P.)		10/1/2017	49.26%						49.3%		3,425	8,655	1.2%

Volusion, LLC 6504 Bridge Point Pkwy, Suite 125 Austin, TX 78730		Provider of Online Software-as-a-Service eCommerce Solutions
			Secured Debt		3/31/2023		10.00%				3/31/2025		900	900	900	0.1%
			Preferred Member Units		3/31/2023	2,184,683						30.0%	1,574	1,574	2,220	0.3%
			Preferred Member Units		3/31/2023	61,077						30.0%	—	—	—	—%
			Preferred Member Units		1/26/2015	2,090,001						30.0%	6,000	6,000	—	—%
			Common Stock		3/31/2023	772,620						4.5%		1,104	—	—%
														9,578	3,120	0.4%
Subtotal Control Investments (9.6% of net assets at fair value)														$54,788	$69,273	9.6%
Affiliate Investments (6)
American Nuts, LLC 12950 San Fernando Road Sylmar, CA 91342	(10)	Roaster, Mixer and Packager of Bulk Nuts and Seeds
			Secured Debt	(9)	3/25/2025		12.95%	SF+	8.50%	12.95%	3/28/2028		$2,111	$2,111	$2,111	0.3%
			Secured Debt	(9)	3/25/2025		12.95%	SF+	8.50%	12.95%	3/28/2028		2,111	2,111	2,111	0.3%
			Preferred Equity		3/25/2025	7,590						8.4%		2,556	2,556	0.4%
														6,778	6,778	0.9%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Analytical Systems Keco Holdings, LLC 9515 Windfern Road Houston, TX 77064		Manufacturer of Liquid and Gas Analyzers
			Secured Debt	(30)	8/16/2019						8/16/2029		—	—	—	—%
			Secured Debt		8/16/2019		17.50%				8/16/2029		1,011	1,000	1,000	0.1%
			Preferred Member Units		5/20/2021	607						16.2%		607	1,290	0.2%
			Preferred Member Units		8/16/2019	800						15.4%		800	—	—%
			Warrants	(27)	8/16/2019	105					8/16/2029	0.9%		79	—	—%
														2,486	2,290	0.3%
Barfly Ventures, LLC 1575 Arboretum Drive SE Suite 404 Grand Rapids, MI 49546	(10)	Casual Restaurant Group
			Member Units	(8)	10/26/2020	12						12.3%	528	528	1,920	0.3%

Batjer TopCo, LLC 2825 Pine Street Abilene, TX 79601		HVAC Mechanical Contractor
			Secured Debt		3/7/2022		11.00%				3/7/2027		20	20	20	—%
			Secured Debt		3/7/2022		11.00%				3/7/2027		30	30	30	—%
			Secured Debt		3/7/2022		11.00%				3/7/2027		1,175	1,166	1,166	0.2%
			Preferred Stock	(8)	3/7/2022	453						10.0%		455	570	0.1%
														1,671	1,786	0.2%
Brewer Crane Holdings, LLC 12570 Highway 67 Lakeside, CA 92040		Provider of Crane Rental and Operating Services
			Secured Debt	(9)	1/9/2018		14.48%	SF+	10.00%		12/31/2025		1,254	1,254	1,254	0.2%
			Preferred Member Units	(8)	1/9/2018	737						15.6%		1,070	1,030	0.1%
														2,324	2,284	0.3%
Centre Technologies Holdings, LLC 16801 Greenspoint Park Drive, Suite 200 Houston, TX 77060		Provider of IT Hardware Services and Software Solutions
			Secured Debt	(9) (30)	1/4/2019			SF+	10.00%		1/4/2028		—	—	—	—%
			Secured Debt	(9)	11/29/2024		14.48%	SF+	10.00%		1/4/2028		6,116	6,093	6,116	0.9%
			Preferred Member Units		1/4/2019	3,471						15.6%		1,596	3,570	0.5%
														7,689	9,686	1.3%
Chamberlin Holding LLC 4545 Langfield Rd Houston, TX 77040		Roofing and Waterproofing Specialty Contractor
			Secured Debt	(9) (30)	2/26/2018			SF+	6.00%		2/26/2026		—	(21)	—	—%
			Secured Debt	(9)	2/26/2018		12.49%	SF+	8.00%		2/26/2026		4,305	4,302	4,305	0.6%
			Member Units	(8)	2/26/2018	1,087						10.9%		2,860	8,560	1.2%
			Member Units	(8) (23)	11/2/2018	261,786						11.4%		443	908	0.1%
														7,584	13,773	1.9%
Charps, LLC 453 Tower Street NW Clearbrook, MN 56634		Pipeline Maintenance and Construction
			Preferred Member Units	(8)	2/3/2017	457						20.0%		491	3,900	0.5%

Clad-Rex Steel, LLC 11500 W King Street Franklin Park, IL 60131		Specialty Manufacturer of Vinyl-Clad Metal
			Secured Debt	(30)	10/28/2022						1/15/2027		—	—	—	—%

Portfolio Company (1) (20)	Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
		Secured Debt		12/20/2016		9.00%				1/15/2027		1,630	1,620	1,630	0.2%
		Secured Debt		12/20/2016		10.00%				12/20/2036		241	239	241	—%
		Member Units	(8)	12/20/2016	179						13.1%		1,820	2,760	0.4%
		Member Units	(23)	12/20/2016	200						20.0%		127	317	—%
													3,806	4,948	0.7%
Cody Pools, Inc. 101 E. Old Settlers Blvd, #200 Round Rock, TX 78664	Designer of Residential and Commercial Pools
		Secured Debt	(30)	3/6/2020						12/17/2026		—	(3)	—	—%
		Secured Debt		3/6/2020		12.50%				12/17/2026		6,327	6,316	6,327	0.9%
		Preferred Member Units	(8) (23)	3/6/2020	147						20.0%		2,079	17,370	2.4%
													8,392	23,697	3.3%
Colonial Electric Company LLC 5078 Solomon’s Island Road, Suite 200 Lothian, MD 20711	Provider of Electrical Contracting Services
		Secured Debt	(30)	3/31/2021						3/31/2026		—	—	—	—%
		Secured Debt		3/31/2021		12.00%				3/31/2026		3,499	3,481	3,499	0.5%
		Preferred Member Units	(8)	3/31/2021	4,320						17.0%		1,920	3,580	0.5%
													5,401	7,079	1.0%
Compass Systems & Sales, LLC 5185 New Haven Circle NW Barberton, OH 44203	Designer of End-to-End Material Handling Solutions
		Secured Debt	(30)	11/22/2023						11/22/2028		—	(15)	(15)	—%
		Secured Debt		11/22/2023		13.50%				11/22/2028		4,300	4,207	4,207	0.6%
		Preferred Equity		11/22/2023	1,863						20.0%		1,863	1,863	0.3%
													6,055	6,055	0.8%
Datacom, LLC 100 Enterprise Boulevard Lafayette, LA 70506	Technology and Telecommunications Provider
		Secured Debt		3/1/2022		7.50%				12/31/2025		105	104	104	—%
		Secured Debt		3/31/2021		10.00%				12/31/2025		891	876	876	0.1%
		Preferred Member Units		3/31/2021	1,000						8.0%		290	30	—%
													1,270	1,010	0.1%
Digital Products Holdings LLC 900 N 23rd Street St. Louis, MO 63106	Designer and Distributor of Consumer Electronics
		Secured Debt	(9)	4/1/2018		14.38%	SF+	10.00%		4/27/2026		3,072	3,061	3,026	0.4%
		Preferred Member Units	(8)	4/1/2018	964						20.0%		2,375	2,459	0.3%
													5,436	5,485	0.8%
Direct Marketing Solutions, Inc. 8534 NE Alderwood Road Portland, OR 97220	Provider of Omni-Channel Direct Marketing Services
		Secured Debt	(30)	2/13/2018						2/13/2026		—	(1)	—	—%
		Secured Debt		12/27/2022		14.00%				2/13/2026		4,584	4,575	4,584	0.6%
		Preferred Stock		2/13/2018	2,100						20.0%		2,100	4,620	0.6%
													6,674	9,204	1.3%
DMA Industries, LLC 3860 Ralph Ellis Blvd Loris, SC 29569	Distributor of Aftermarket Ride Control Products
		Secured Debt		6/18/2024						6/18/2029		140	138	138	—%
		Secured Debt		11/19/2021		12.00%				6/18/2029		4,200	4,163	4,163	0.6%
		Preferred Equity		11/19/2021	1,486						13.2%		1,486	1,486	0.2%
		Preferred Equity	(8)	6/18/2024	767	15.00%			15.00%		20.0%		840	840	0.1%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
														6,627	6,627	0.9%
Flame King Holdings, LLC 2250 S Tubeway Avenue Commerce, CA 90040		Propane Tank and Accessories Distributor
			Preferred Equity	(8)	10/29/2021	2,340						20.0%		2,600	9,840	1.4%

Freeport Financial Funds 200 S Wacker Drive, Suite 750 Chicago, IL 60606	(12) (13)	Investment Partnership
			LP Interests (Freeport First Lien Loan Fund III LP)	(8) (24)	7/31/2015	5.95%						6.0%		694	298	—%

Gamber-Johnson Holdings, LLC 5001 Joerns Drive Stevens Point, WI 54481		Manufacturer of Ruggedized Computer Mounting Systems
			Secured Debt	(9) (32) (30)	6/24/2016			SF+	7.50%		1/1/2028		—	—	—	—%
			Secured Debt	(9)	11/22/2024		11.50%	SF+	7.50%		1/1/2028		18,282	18,176	18,282	2.5%
			Member Units	(8)	6/24/2016	2,261						16.0%		4,423	28,690	4.0%
														22,599	46,972	6.5%
GFG Group, LLC 1138 146th Avenue Wayland, MI 49348		Grower and Distributor of a Variety of Plants and Products to Other Wholesalers, Retailers and Garden Centers
			Secured Debt		3/31/2021		8.00%				3/31/2026		2,046	2,034	2,046	0.3%
			Preferred Member Units	(8)	3/31/2021	56						20.0%		1,225	2,410	0.3%
														3,259	4,456	0.6%
Gulf Publishing Holdings, LLC 8 Greenway Plaza, Suite 1440 Houston, TX 77046		Energy Industry Focused Media and Publishing
			Secured Debt	(9) (14) (30)	9/29/2017			SF+	9.50%		7/1/2027		—	—	—	—%
			Secured Debt	(14)	7/1/2022		12.50%			12.50%	7/1/2027		600	555	434	0.1%
			Preferred Equity		7/1/2022	15,930						20.0%		1,400	—	—%
			Member Units		4/29/2016	920						0.9%		920	—	—%
														2,875	434	0.1%
Harris Preston Fund Investments 2901 Via Fortuna Building 6, Suite 550 Austin, TX 78746	(12) (13)	Investment Partnership
			LP Interests (HPEP 3, L.P.)	(24)	8/9/2017	8.22%						8.2%		2,092	4,462	0.6%

IG Investor, LLC 177 Georgia Avenue Providence, RI 02905		Military and Other Tactical Gear
			Secured Debt		6/21/2023		13.00%				6/21/2028		400	381	400	0.1%
			Secured Debt		6/21/2023		13.00%				6/21/2028		8,766	8,598	8,766	1.2%
			Common Equity		6/21/2023	3,600						14.4%		3,600	4,450	0.6%
														12,579	13,616	1.9%
Independent Pet Partners Intermediate Holdings, LLC 8450 City Centre Drive Woodbury, MN 55125	(10)	Omnichannel Retailer of Specialty Pet Products
			Common Equity		4/7/2023	6,436,566						8.7%		6,540	7,090	1.0%

Integral Energy Services 101 North Third Street, Suite 401 Wilmington, NC 77041	(10)	Nuclear Power Staffing Services

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Secured Debt	(9)	8/20/2021		12.07%	SF+	7.50%		8/20/2026		15,090	15,002	14,887	2.1%
			Preferred Equity	(8)	12/7/2023	3,725	10.00%			10.00%		8.8%		305	542	0.1%
			Common Stock		8/20/2021	11,647						8.8%		1,584	640	0.1%
														16,891	16,069	2.2%
Kickhaefer Manufacturing Company, LLC 1221 S Park Street Port Washington, WI 53074		Precision Metal Parts Manufacturing
			Secured Debt		10/31/2018		11.50%				10/31/2026		3,550	3,543	3,543	0.5%
			Secured Debt		10/31/2018		9.00%				10/31/2048		987	979	979	0.1%
			Preferred Equity		10/31/2018	145						16.5%		3,060	3,220	0.4%
			Member Units	(8) (23)	10/31/2018	200						20.0%		248	678	0.1%
														7,830	8,420	1.2%
KMS, LLC 1315 W MacArthur Road, Building 300 Wichita, KS 67217	(10)	Wholesaler of Closeout and Value-Priced Products
			Secured Debt		2/10/2025		12.50%			12.50%	10/1/2028		1,381	1,343	1,343	0.2%
			Secured Debt		2/10/2025		12.50%			12.50%	10/1/2028		1,430	1,430	1,430	0.2%
			Preferred Equity		2/10/2025	11,516						27.1%		6,113	6,113	0.9%
														8,886	8,886	1.2%
Mills Fleet Farm Group, LLC 2401 S Memorial Drive Appleton, WI 54915	(10)	Omnichannel Retailer of Work, Farm and Lifestyle Merchandise
			Secured Debt	(9)	12/19/2024		9.79%	SF+	5.50%		12/31/2026		2,140	2,140	2,140	0.3%
			Common Equity	(23)	12/19/2024	53,505					12/31/2026	5.4%		11,166	10,770	1.5%
														13,306	12,910	1.8%
Mystic Logistics Holdings, LLC 2187 New London Turnpike South Glastonbury, CT 06073		Logistics and Distribution Services Provider for Large Volume Mailers
			Secured Debt	(30)	8/18/2014						1/31/2027		—	—	—	—%
			Secured Debt		8/18/2014		10.00%				1/31/2027		1,436	1,433	1,436	0.2%
			Common Stock	(8)	8/18/2014	1,468						15.9%		680	6,590	0.9%
														2,113	8,026	1.1%
Nello Industries Investco, LLC 1201 S Sheridan Street South Bend, IN 46619		Manufacturer of Steel Poles and Towers For Critical Infrastructure
			Secured Debt		6/4/2024		13.50%				6/4/2029		6,800	6,629	6,629	0.9%
			Common Equity	(8)	6/4/2024	91,145						20.0%		3,030	4,120	0.6%
														9,659	10,749	1.5%
NexRev LLC 601 Development Drive Plano, TX 75074		Provider of Energy Efficiency Products & Services
			Preferred Member Units	(8)	2/28/2018	25,786,046						16.7%		2,053	3,350	0.5%

NuStep, LLC 47700 Halyard Drive Plymouth, MI 48170		Designer, Manufacturer and Distributor of Fitness Equipment
			Secured Debt	(9) (17)	1/31/2017		10.98%	SF+	6.50%		1/31/2025		900	900	900	0.1%
			Secured Debt	(17)	1/31/2017		12.00%				1/31/2025		4,610	4,610	4,610	0.6%
			Preferred Member Units		11/2/2022	600						20.0%		696	1,500	0.2%
			Preferred Member Units		1/31/2017	122						20.0%		2,966	3,050	0.4%
														9,172	10,060	1.4%
Oneliance, LLC 13266 Reese Blvd East Suite 500 Huntersville, NC 28078		Construction Cleaning Company

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Preferred Stock	(8)	8/6/2021	282						20.0%		282	700	0.1%

Orttech Holdings, LLC 32425 Aurora Road Solon, OH 44139		Distributor of Industrial Clutches, Brakes and Other Components
			Secured Debt	(9) (30)	7/30/2021			SF+	11.00%		7/31/2026		—	(1)	—	—%
			Secured Debt	(9)	7/30/2021		15.48%	SF+	11.00%		7/31/2026		5,390	5,362	5,390	0.7%
			Preferred Stock	(8) (23)	7/30/2021	2,500						16.1%		2,500	3,360	0.5%
														7,861	8,750	1.2%
Pinnacle TopCo, LLC 10215 Landsbury Drive Houston, TX 77099		Manufacturer and Distributor of Garbage Can Liners, Poly Bags, Produce Bags, and Other Similar Products
			Secured Debt	(30)	12/21/2023						12/31/2028		—	(7)	—	—%
			Secured Debt		12/21/2023		13.00%				12/31/2028		7,160	7,028	7,160	1.0%
			Preferred Equity	(8)	12/21/2023	110						20.0%		3,135	5,030	0.7%
														10,156	12,190	1.7%
RA Outdoors LLC 717 N Harwood Street, Suite 2400 Dallas, TX 75201	(10)	Software Solutions Provider for Outdoor Activity Management
			Secured Debt	(9)	4/8/2021		11.25%	SF+	6.75%		4/8/2026		1,273	1,270	1,159	0.2%
			Secured Debt	(9) (30)	4/8/2021			SF+	6.75%		4/8/2026		—	—	—	—%
			Secured Debt	(9)	4/8/2021		11.25%	SF+	6.75%		4/8/2026		13,314	13,275	12,121	1.7%
			Common Equity		8/12/2024	107						10.7%		—	—	—%
														14,545	13,280	1.8%
Robbins Bros. Jewelry, Inc. 1300 W Optical Drive, Suite 200 Azusa, CA 91702		Bridal Jewelry Retailer
			Secured Debt	(14) (30)	12/15/2021					10.00%	12/15/2026		—	(8)	(8)	—%
			Secured Debt	(14)	12/15/2021		12.50%			10.00%	12/15/2026		3,740	3,581	1,595	0.2%
			Preferred Equity		12/15/2021	1,230						9.0%		1,230	—	—%
														4,803	1,587	0.2%
SI East, LLC 4500 South Boulevard Charlotte, NC 28209		Rigid Industrial Packaging Manufacturing
			Secured Debt		8/31/2018		11.75%				6/16/2028		750	745	750	0.1%
			Secured Debt	(33)	6/16/2023		12.82%				6/16/2028		22,554	22,534	22,554	3.1%
			Preferred Member Units	(8)	8/31/2018	55						25.0%		508	4,150	0.6%
														23,787	27,454	3.8%
Student Resource Center, LLC 10 High Street Jamestown, RI 02835	(10)	Higher Education Services
			Secured Debt		9/11/2024		8.50%			8.50%	12/31/2027		232	232	980	0.1%
			Secured Debt	(14)	12/31/2022		8.50%			8.50%	12/31/2027		5,918	5,425	1,000	0.1%
			Preferred Equity		12/31/2022	6,564,055						9.9%		—	—	—%
														5,657	1,980	0.3%
Tedder Industries, LLC 4411 W Riverbend Avenue Post Falls, ID 83854		Manufacturer of Firearm Holsters and Accessories
			Secured Debt	(14) (17)	8/31/2018		12.00%			12.00%	8/31/2023		460	455	389	0.1%
			Secured Debt	(14) (17)	8/31/2018		12.00%			12.00%	8/31/2023		3,800	3,761	802	0.1%
			Preferred Member Units		8/28/2023	1,651						20.0%		165	—	—%
			Preferred Member Units		2/1/2023	1,411						11.1%		141	—	—%
			Preferred Member Units		8/31/2018	136						17.3%		2,311	—	—%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
														6,833	1,191	0.2%
Trantech Radiator Topco, LLC 1 Tranter Drive Edgefield, SC 29824		Transformer Cooling Products and Services
			Secured Debt	(30)	5/31/2019						5/31/2027		—	(1)	(1)	—%
			Secured Debt		5/31/2019		13.50%				5/31/2027		1,980	1,963	1,963	0.3%
			Common Stock	(8)	5/31/2019	154						16.5%		1,164	2,140	0.3%
														3,126	4,102	0.6%
Urgent DSO LLC 10409 East Washington Street Indianapolis, IN 46229		General and Emergency Dentistry Practice
			Secured Debt		2/16/2024		13.50%				2/16/2029		2,200	2,148	2,148	0.3%
			Preferred Equity	(8)	2/16/2024	1,000	9.00%			9.00%		11.4%		1,104	1,104	0.2%
														3,252	3,252	0.5%
Victory Energy Operations, LLC 10701 E 126th St N Collinsville, OK		Provider of Industrial and Commercial Combustion Systems
			Secured Debt	(30)	10/3/2024						10/3/2029		—	(5)	(5)	—%
			Secured Debt		10/3/2024		13.00%				10/3/2029		7,749	7,540	7,540	1.0%
			Preferred Equity	(8)	10/3/2024	8,338						13.8%		3,644	3,644	0.5%
														11,179	11,179	1.6%
VVS Holdco LLC 1118 Pony Express Highway Marysville, KS 66508		Omnichannel Retailer of Animal Health Products
			Secured Debt	(9) (30)	12/1/2021			SF+	6.00%		12/1/2025		—	—	—	—%
			Secured Debt		12/1/2021		11.50%				12/1/2026		6,440	6,375	6,375	0.9%
			Preferred Equity	(8) (23)	12/1/2021	3,060						10.6%		3,060	3,060	0.4%
														9,435	9,435	1.3%
Subtotal Affiliate Investments (51.1% of net assets at fair value)														$297,276	$367,260	51.1%
Non-Control/Non-Affiliate Investments (7)
AAC Holdings, Inc. 200 Powell Place Brentwood, TN 37027	(11)	Substance Abuse Treatment Service Provider
			Secured Debt	(14)	3/28/2025					10.00%	3/31/2030		$1,070	$1,070	$1,070	0.1%
			Secured Debt	(14)	3/28/2025					10.00%	3/31/2030		1,070	1,070	1,070	0.1%
			Preferred Equity		3/28/2025	4,342,688						2.9%		2,931	2,931	0.4%
			Common Stock		12/11/2020	593,927						0.3%		3,148	—	—%
			Warrants	(27)	12/11/2020	197,717					12/11/2025	0.1%		—	—	—%
														8,219	5,071	0.7%
Adams Publishing Group, LLC 4095 Coon Rapids Blvd Minneapolis, MN 55433	(10)	Local Newspaper Operator
			Secured Debt	(9) (29)	3/11/2022		11.00%	SF+	7.00%	1.00%	3/11/2027		948	948	928	0.1%
			Secured Debt	(9) (29)	3/11/2022		11.00%	SF+	7.00%	1.00%	3/11/2027		2,180	2,178	2,134	0.3%
														3,126	3,062	0.4%
AMEREQUIP LLC 1015 Calumet Avenue Kiel, WI 53042	(10)	Full Services Provider Including Design, Engineering and Manufacturing of Commercial and Agricultural Equipment
			Common Stock	(8)	8/31/2022	11						0.1%		83	20	—%

American Health Staffing Group, Inc. 3009 Astoria Court Edmond, OK 73034	(10)	Healthcare Temporary Staffing
			Secured Debt	(9) (30)	11/19/2021			P+	5.00%		11/19/2026		—	(6)	(6)	—%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Secured Debt	(9)	11/19/2021		12.50%	P+	5.00%		11/19/2026		7,385	7,360	7,385	1.0%
														7,354	7,379	1.0%
Ansira Partners II, LLC 2300 Locust Street St. Louis, MO, 63103	(10)	Provider of Data-Driven Marketing Services
			Secured Debt	(9) (30)	7/1/2024			SF+	6.75%		7/1/2029		—	(42)	(42)	—%
			Secured Debt	(9)	7/1/2024		11.07%	SF+	6.75%		7/1/2029		17,659	17,263	17,398	2.4%
														17,221	17,356	2.4%
ArborWorks, LLC 40266 Junction Drive Oakhurst CA 93644	(10)	Vegetation Management Services
			Secured Debt		11/6/2023		15.00%			15.00%	11/6/2028		1,101	1,101	1,101	0.2%
			Secured Debt	(9)	11/6/2023		10.92%	SF+	6.50%	10.92%	11/6/2028		4,396	4,396	4,396	0.6%
			Preferred Equity		11/6/2023	17,265						9.9%		7,468	7,349	1.0%
			Preferred Equity		11/6/2023	17,265						6.2%		—	—	—%
			Common Equity		11/9/2021	2,070						1.9%		124	—	—%
														13,089	12,846	1.8%
Archer Systems, LLC 1775 Saint James Place, Suite 200 Houston, TX 77056	(10)	Mass Tort Settlement Administration Solutions Provider
			Common Stock	(8)	8/11/2022	62,402						—%		62	100	—%

ATS Operating, LLC 1900 Crestwood Boulevard, Suite 302 Irondale, AL 35210	(10)	For-Profit Thrift Retailer
			Secured Debt	(9) (28)	1/18/2022		10.56%	SF+	6.00%		1/18/2027		125	125	125	—%
			Secured Debt	(9)	1/18/2022		9.57%	SF+	5.00%		1/18/2027		925	917	925	0.1%
			Secured Debt	(9)	1/18/2022		11.57%	SF+	7.00%		1/18/2027		925	917	925	0.1%
			Common Stock		1/18/2022	100,000						0.1%		100	120	—%
														2,059	2,095	0.3%
AVEX Aviation Holdings, LLC 205 Durley Avenue, Suite A Camarillo, CA 93010	(10)	Specialty Aircraft Dealer & MRO Provider
			Secured Debt	(9) (30)	12/23/2022			SF+	7.25%		12/23/2027		—	(11)	(11)	—%
			Secured Debt	(9)	12/23/2022		11.70%	SF+	7.25%		12/23/2027		3,322	3,256	3,322	0.5%
			Common Equity	(8)	12/15/2021	137						0.3%		130	157	—%
														3,375	3,468	0.5%
Berry Aviation, Inc. 1807 Airport Drive San Marcos, TX 78666	(10)	Charter Airline Services
			Preferred Member Units	(23)	3/8/2024	286,109						1.3%		286	—	—%
			Preferred Member Units	(23)	11/12/2019	122,416						2.4%		—	—	—%
			Preferred Member Units	(23)	7/6/2018	1,548,387						2.4%		—	—	—%
														286	—	—%
Bettercloud, Inc. 330 7th Avenue New York, NY 10001	(10)	SaaS Provider of Workflow Management and Business Application Solutions
			Secured Debt	(9) (14) (30)	6/30/2022			SF+	10.25%		6/30/2028		—	(14)	(14)	—%
			Secured Debt	(9) (14)	6/30/2022		14.76%	SF+	10.25%	9.25%	6/30/2028		9,230	9,139	5,662	0.8%
														9,125	5,648	0.8%
Binswanger Enterprises, LLC 965 Ridge Lake Boulevard Memphis, TN 38120	(10)	Glass Repair and Installation Service Provider
			Member Units		3/10/2017	1,050,000						2.5%		1,050	880	0.1%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Bluestem Brands, Inc. 13300 Pioneer Trail Eden Prairie, MN 55347	(11)	Multi-Channel Retailer of General Merchandise
			Secured Debt	(9) (14)	1/9/2024		12.95%	SF+	8.50%	11.95%	8/28/2025		215	138	139	—%
			Secured Debt	(9) (14)	10/19/2022		15.00%	P+	7.50%	14.75%	8/28/2025		4,026	4,026	2,600	0.4%
			Secured Debt	(9) (14)	8/28/2020		12.95%	SF+	8.50%	11.95%	8/28/2025		4,486	4,231	2,897	0.4%
			Common Stock		10/1/2020	700,446						2.2%		—	—	—%
			Warrants	(27)	10/19/2022	175,110					10/19/2032	0.5%		1,111	—	—%
														9,506	5,636	0.8%
Boccella Precast Products LLC 324 New Brooklyn Road Berlin, NJ 08009		Manufacturer of Precast Hollow Core Concrete
			Secured Debt		9/23/2021		10.00%				2/28/2027		80	80	65	—%
			Member Units	(8)	6/30/2017	540,000						4.8%		564	280	—%
														644	345	—%
B-O-F Corporation 2453 Prospect Drive, Suite 191 Aurora, IL 60502	(10)	Manufacturer of Gravity Flow Shelving Solutions for Retail Applications
			Secured Debt	(9)	2/3/2025		10.08%	SF+	5.75%		2/3/2030		60	46	46	—%
			Secured Debt	(9)	2/3/2025		9.04%	SF+	4.75%		2/3/2030		3,000	2,949	2,949	0.4%
			Secured Debt	(9)	2/3/2025		11.04%	SF+	6.75%		2/3/2030		3,000	2,949	2,949	0.4%
			Common Equity		2/3/2025	180,000						0.3%		180	180	—%
														6,124	6,124	0.9%
Bond Brand Loyalty ULC 25 King Street W Toronto, ON M5L 2AI Canada	(10) (13) (21)	Provider of Loyalty Marketing Services
			Secured Debt	(9)	5/1/2023		11.46%	SF+	7.00%		5/1/2028		360	349	360	0.1%
			Secured Debt	(9)	5/1/2023		10.46%	SF+	6.00%		5/1/2028		3,989	3,940	3,989	0.6%
			Secured Debt	(9)	5/1/2023		12.46%	SF+	8.00%		5/1/2028		3,989	3,940	3,989	0.6%
			Preferred Equity		5/1/2023	360						0.3%		360	310	—%
			Common Equity		5/1/2023	360						0.3%		—	—	—%
														8,589	8,648	1.2%
BP Loenbro Holdings Inc. 12250 North Pecos Street, Suite 500 Westminster, CO 80234	(10)	Specialty Industrial Maintenance Services
			Secured Debt	(9) (28)	2/1/2024		10.17%	SF+	5.75%		2/1/2029		385	366	385	0.1%
			Secured Debt	(9) (30)	2/1/2024			SF+	5.75%		2/1/2029		—	(10)	(10)	—%
			Secured Debt	(9)	2/1/2024		10.14%	SF+	5.75%		2/1/2029		11,145	10,972	11,145	1.6%
			Common Equity		2/1/2024	1,000,000						0.5%		1,000	1,750	0.2%
														12,328	13,270	1.8%
Brightwood Capital Fund Investments 810 Seventh Avenue, 26th Floor New York, NY 10019	(12) (13)	Investment Partnership
			LP Interests (Brightwood Capital Fund III, LP)	(24)	7/21/2014	0.52%						0.5%		1,870	969	0.1%
			LP Interests (Brightwood Capital Fund IV, LP)	(8) (24)	10/26/2016	1.17%						1.2%		7,737	7,704	1.1%
														9,607	8,673	1.2%
Buca C, LLC 1760 Peachtree Street NW, Suite 200 Atlanta, GA 30309		Casual Restaurant Group
			Secured Debt	(14) (17)	8/7/2024		15.00%			15.00%	11/4/2024		4,158	3,962	—	—%
			Secured Debt	(14) (30)	6/28/2024		15.00%			15.00%	4/1/2025		—	—	—	—%
			Secured Debt	(14) (17)	6/30/2015		15.00%			15.00%	8/31/2023		4,078	4,078	—	—%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Preferred Member Units		6/30/2015	4	6.00%			6.00%		40.0%		3,040	—	—%
														11,080	—	—%
Burning Glass Intermediate Holding Company, Inc. 66 Long Wharf, 2nd Floor Boston, MA 02110	(10)	Provider of Skills-Based Labor Market Analytics
			Secured Debt	(9) (30)	6/14/2021			SF+	5.00%		6/10/2026		—	(6)	—	—%
			Secured Debt	(9)	6/14/2021		9.45%	SF+	5.00%		6/10/2028		10,955	10,861	10,955	1.5%
														10,855	10,955	1.5%
CAI Software LLC 24 Albion Rd, Suite 230 Lincoln, RI 02865		Provider of Specialized Enterprise Resource Planning Software
			Preferred Equity		12/13/2021	454,344						0.5%		454	594	0.1%
			Preferred Equity		12/13/2021	126,446						2.5%		—	—	—%
														454	594	0.1%
Career Team Holdings, LLC 250 State Street North Haven, CT 06473		Provider of Workforce Training and Career Development Services
			Secured Debt	(9)	12/17/2021		10.38%	SF+	6.00%		12/17/2026		200	197	197	—%
			Secured Debt		12/17/2021		12.50%				12/17/2026		2,138	2,115	2,115	0.3%
			Common Stock		12/17/2021	50,000						2.3%		500	530	0.1%
														2,812	2,842	0.4%
CaseWorthy, Inc. 3995 700 E, Suite 420 Murray, UT 84107	(10)	SaaS Provider of Case Management Solutions
			Common Equity		12/30/2022	105,856						0.1%		106	186	—%

CenterPeak Holdings, LLC 811 Main Street, Suite 2100 Houston, TX 77002		Executive Search Services
			Secured Debt	(30)	12/10/2021						12/10/2026		—	(2)	—	—%
			Secured Debt		12/10/2021		15.00%				12/10/2026		2,390	2,366	2,390	0.3%
			Preferred Equity	(8)	12/10/2021	368						7.5%		404	1,780	0.2%
														2,768	4,170	0.6%
Channel Partners Intermediateco, LLC 4450 East Adamo Drive, Suite 501 Tampa, FL 33605	(10)	Outsourced Consumer Services Provider
			Secured Debt	(9) (28)	2/7/2022		11.56%	SF+	7.00%		2/7/2027		571	562	559	0.1%
			Secured Debt	(9)	2/7/2022		11.55%	SF+	7.00%		2/7/2027		3,317	3,292	3,247	0.5%
			Secured Debt	(9)	6/24/2022		11.55%	SF+	7.00%		2/7/2027		184	183	180	—%
			Secured Debt	(9)	3/27/2023		11.55%	SF+	7.00%		2/7/2027		444	439	435	0.1%
														4,476	4,421	0.6%
Clarius BIGS, LLC 311 N Robertson Boulevard Beverly Hills, CA 90211	(10)	Prints & Advertising Film Financing
			Secured Debt	(14) (17)	9/23/2014						1/5/2015		2,666	2,321	16	—%

Classic H&G Holdings, LLC 20 Waterview Drive Shelton, CT 06484		Provider of Engineered Packaging Solutions
			Preferred Member Units	(8)	3/12/2020	39						18.7%		—	660	0.1%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Computer Data Source, LLC 275 Industrial Way W Eatontown, NJ 07724	(10)	Third Party Maintenance Provider to the Data Center Ecosystem
			Secured Debt	(9) (28)	8/6/2021		12.70%	SF+	8.25%	11.96%	8/6/2026		6,734	6,674	6,175	0.9%
			Secured Debt	(9)	8/6/2021		12.70%	SF+	8.25%	11.96%	8/6/2026		16,368	16,241	15,009	2.1%
														22,915	21,184	2.9%
Connect Telecommunications Solutions Holdings, Inc. 100 Hollinger Crescent Kitchener, ON N2K 2Z3 Canada	(13)	Value-Added Distributor of Fiber Products and Equipment
			Secured Debt		10/9/2024		13.00%				10/9/2029		3,024	2,941	2,941	0.4%
			Preferred Equity		10/9/2024	2,478						10.0%		1,400	1,400	0.2%
														4,341	4,341	0.6%
Coregistics Buyer LLC 240 Northpoint Parkway Acworth, GA 30102	(10) (13) (21)	Contract Packaging Service Provider
			Secured Debt	(9) (28)	6/29/2024		10.31%	SF+	6.00%		6/28/2029		449	429	449	0.1%
			Secured Debt	(9)	6/29/2024		10.32%	SF+	6.00%		6/28/2029		2,863	2,805	2,863	0.4%
			Secured Debt	(9)	8/15/2024		10.31%	SF+	6.00%		6/28/2029		1,909	1,874	1,909	0.3%
			Secured Debt	(9)	6/29/2024		10.57%	SF+	6.25%		6/28/2029		8,589	8,407	8,197	1.1%
														13,515	13,418	1.9%
CQ Fluency, LLC 2 University Plaza, Suite 406 Hackensack, NJ 07601	(10)	Global Language Services Provider
			Secured Debt	(9) (30)	12/27/2023			SF+	6.75%		6/27/2027		—	(28)	(28)	—%
			Secured Debt	(9) (30)	12/27/2023			SF+	6.75%		6/27/2027		—	(28)	(28)	—%
			Secured Debt	(9)	12/27/2023		11.15%	SF+	6.75%		6/27/2027		7,125	6,987	7,017	1.0%
														6,931	6,961	1.0%
Creative Foam Corporation 300 North Alloy Drive Fenton, MI 48403	(10)	Manufacturer of Custom Engineered Die Cut, Formed Foam, Nonwoven, and Multi-material Component Solutions for the Automotive and Healthcare Markets
			Secured Debt	(9) (30)	6/27/2024			SF+	6.25%		6/27/2029		—	(26)	(26)	—%
			Secured Debt	(9)	6/27/2024		10.55%	SF+	6.25%		6/27/2029		10,732	10,553	10,732	1.5%
			Secured Debt	(9)	3/4/2025		10.57%	SF+	6.25%		6/27/2029		17,106	16,769	17,106	2.4%
			Common Equity		3/4/2025	2,862						0.2%		286	286	—%
														27,582	28,098	3.9%
Dalton US Inc. 15830 Foltz Parkway Strongville, OH 44149	(10)	Provider of Supplemental Labor Services
			Common Stock		8/16/2022	37						0.1%		52	60	—%

DTE Enterprises, LLC 95 Chancellor Drive Roselle, IL 60172	(10)	Industrial Powertrain Repair and Services														—%
			Class AA Preferred Member Units (non-voting)		4/13/2018		10.00%			10.00%		2.6%		1,316	—	—%
			Class A Preferred Member Units		4/13/2018	776,316	8.00%			8.00%		1.4%		776	—	—%
														2,092	—	—%
Dynamic Communities, LLC 2780 E Fowler Ave #2065 Tampa, FL 33612	(10)	Developer of Business Events and Online Community Groups
			Secured Debt	(9)	12/20/2022		11.92%	SF+	7.50%	11.92%	12/31/2026		2,384	2,226	2,286	0.3%
			Secured Debt	(9)	12/20/2022		13.92%	SF+	9.50%	13.92%	12/31/2026		2,494	2,260	2,300	0.3%
			Preferred Equity		12/20/2022	125,000						3.6%		128	110	—%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Preferred Equity		12/20/2022	2,376,241						12.9%		—	—	—%
			Common Equity		12/20/2022	1,250,000						3.6%		—	—	—%
														4,614	4,696	0.7%
Electro Technical Industries, LLC 303 Little York Road Houston, TX 77076	(10)	Manufacturer of Mission-Critical Electrical Distribution Systems
			Secured Debt	(9) (30)	3/31/2025			SF+	6.00%		3/31/2030		—	(93)	(93)	—%
			Secured Debt	(9)	3/31/2025		10.30%	SF+	6.00%		3/31/2030		27,048	26,516	26,516	3.7%
			Common Equity		3/31/2025	714,286						0.7%		714	714	0.1%
														27,137	27,137	3.8%
Elgin AcquireCo, LLC 1100 Jansen Farm Drive Elgin, IL 60123		Manufacturer and Distributor of Engine and Chassis Components
			Secured Debt	(9) (30)	10/3/2022			SF+	6.00%		10/3/2026		—	—	—	—%
			Secured Debt		10/3/2022		12.00%				10/3/2027		1,177	1,159	1,159	0.2%
			Secured Debt		10/3/2022		9.00%				10/3/2052		409	405	405	0.1%
			Common Stock		10/3/2022	19						2.2%		374	330	—%
			Common Stock	(23)	10/3/2022	61						6.1%		102	203	—%
														2,040	2,097	0.3%
Emerald Technologies Acquisition Co, Inc. 1 Stiles Road Salem, NH 03079	(11)	Design & Manufacturing
			Secured Debt	(9)	2/10/2022		10.67%	SF+	6.25%		12/29/2027		2,313	2,290	1,734	0.2%

Escalent, Inc. 17430 College Parkway, Suite 200 Livonia, MI 48152	(10)	Market Research and Consulting Firm
			Secured Debt	(9) (30)	4/7/2023			SF+	8.00%		4/7/2029		—	(7)	(7)	—%
			Secured Debt	(9)	10/2/2024		12.40%	SF+	8.00%		4/7/2029		363	357	363	0.1%
			Secured Debt	(9)	4/7/2023		12.40%	SF+	8.00%		4/7/2029		6,837	6,697	6,837	1.0%
			Common Equity	(8)	4/7/2023	170,998						0.1%		174	240	—%
														7,221	7,433	1.0%
Event Holdco, LLC 19 Newport Drive, Suite 101 Forest Hill, MD 21050	(10)	Event and Learning Management Software for Healthcare Organizations and Systems
			Secured Debt	(9)	12/22/2021		12.56%	SF+	8.00%		12/22/2026		308	307	308	—%
			Secured Debt	(9)	12/22/2021		12.56%	SF+	8.00%	4.00%	12/22/2026		3,998	3,985	3,994	0.6%
														4,292	4,302	0.6%
FCC Intermediate Holdco, LLC (SupplyCore) 303 North Main Street, Suite 800 Rockford, IL 61101		Supply Chain Management Services
			Secured Debt		5/28/2024		13.00%				5/29/2029		8,098	7,105	8,098	1.1%
			Warrants	(8) (27)	5/28/2024	3						3.0%		980	3,660	0.5%
														8,085	11,758	1.6%
Garyline, LLC 14799 Shady Hills Road Spring Hill, Florida 34610	(10)	Manufacturer of Consumer Plastic Products
			Secured Debt	(9) (28)	11/10/2023		11.16%	SF+	6.75%		11/10/2028		2,626	2,570	2,626	0.4%
			Secured Debt	(9)	11/10/2023		11.17%	SF+	6.75%		11/10/2028		9,543	9,336	9,543	1.3%
			Preferred Equity		2/24/2025	16,340						0.7%		16	16	—%
			Common Equity		11/10/2023	210,084						0.5%		210	150	—%
														12,132	12,335	1.7%
GradeEight Corp. 4060 E. Plano Parkway Plano, TX 75074	(10)	Distributor of Maintenance and Repair Parts

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Secured Debt	(9)	10/4/2024		13.75%	P+	6.25%		10/4/2029		541	499	528	0.1%
			Secured Debt	(9) (30)	10/4/2024			SF+	7.25%		10/4/2029		—	(21)	(21)	—%
			Secured Debt	(9) (26)	10/4/2024		11.57%	SF+	7.25%		10/4/2029		14,731	14,466	14,370	2.0%
			Common Equity		10/4/2024	471						1.0%		471	471	0.1%
														15,415	15,348	2.1%
Hawk Ridge Systems, LLC 575 Clyde Avenue Mountain View, CA 94043		Value-Added Reseller of Engineering Design and Manufacturing Solutions
			Secured Debt	(9)	12/2/2016		10.48%	SF+	6.00%		1/15/2026		626	625	626	0.1%
			Secured Debt		12/2/2016		12.50%				1/15/2026		9,744	9,726	9,744	1.4%
			Preferred Member Units	(8)	12/2/2016	56						20.0%		713	5,280	0.7%
			Preferred Member Units	(23)	12/2/2016	56						20.0%		38	280	—%
														11,102	15,930	2.2%
HDC/HW Intermediate Holdings 211 West Wacker Drive Suite 900E Chicago, IL 60606	(10)	Managed Services and Hosting Provider
			Secured Debt	(9)	3/7/2024		8.75%	SF+	3.50%	2.50%	6/21/2026		1,370	1,324	1,236	0.2%
			Secured Debt	(14)	3/7/2024		2.50%			2.50%	6/21/2026		914	400	137	—%
			Common Equity		3/7/2024	35,971						0.4%		—	—	—%
														1,724	1,373	0.2%
HEADLANDS OP-CO LLC 2 Belvedere Place, Suite 310 Mill Valley, CA 94941	(10)	Clinical Trial Sites Operator
			Secured Debt	(9) (30)	8/1/2022			SF+	6.50%		8/1/2027		—	(9)	(9)	—%
			Secured Debt	(9)	8/1/2022		10.82%	SF+	6.50%		8/1/2027		1,970	1,949	1,970	0.3%
			Secured Debt	(9)	6/3/2024		10.82%	SF+	6.50%		8/1/2027		1,393	1,374	1,393	0.2%
			Secured Debt	(9)	8/1/2022		10.82%	SF+	6.50%		8/1/2027		4,863	4,817	4,863	0.7%
			Secured Debt	(9)	6/3/2024		10.82%	SF+	6.50%		8/1/2027		2,376	2,358	2,376	0.3%
														10,489	10,593	1.5%
Hornblower Sub, LLC Pier 3, The Embarcadero San Francisco, CA 94111	(10)	Marine Tourism and Transportation
			Secured Debt	(9) (28)	7/3/2024		9.80%	SF+	5.50%		7/3/2029		2,432	2,411	2,395	0.3%
			Secured Debt	(9)	7/3/2024		9.81%	SF+	5.50%		7/3/2029		15,451	15,308	15,212	2.1%
														17,719	17,607	2.4%
Hybrid Promotions, LLC 10711 Walker Street Cypress, CA 90630	(10)	Wholesaler of Licensed, Branded and Private Label Apparel
			Secured Debt	(9)	6/30/2021		12.82%	SF+	8.25%		12/31/2027		8,000	7,871	8,000	1.1%

IG Parent Corporation 485 Albertto Way #100 Los Gatos, CA 95032	(11)	Software Engineering
			Secured Debt	(9) (30)	7/30/2021			SF+	5.75%		7/30/2026		—	(7)	—	—%
			Secured Debt	(9)	7/30/2021		10.17%	SF+	5.75%		7/30/2028		6,154	6,107	6,154	0.9%
			Secured Debt	(9)	7/30/2021		10.17%	SF+	5.75%		7/30/2028		1,917	1,902	1,917	0.3%
														8,002	8,071	1.1%
Imaging Business Machines, L.L.C. 2750 Crestwood Boulevard Irondale, AL 35210	(10)	Technology Hardware & Equipment
			Common Equity		6/8/2023	422						0.8%		580	640	0.1%

Implus Footcare, LLC 2001 TW Alexander Drive Box 13925 Durham, NC 27709	(10)	Provider of Footwear and Related Accessories
			Secured Debt	(9) (14)	6/1/2017		13.73%	SF+	7.75%		7/31/2025		17,023	17,023	12,262	1.7%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets

Infinity X1 Holdings, LLC 3525 Del Mar Heights Road, Suite 867 San Diego, CA 92130		Manufacturer and Supplier of Personal Lighting Products
			Secured Debt		3/31/2023		12.00%				3/31/2028		3,706	3,663	3,706	0.5%
			Preferred Equity	(8)	3/31/2023	21,840						20.0%		1,092	2,020	0.3%
														4,755	5,726	0.8%
Insight Borrower Corporation 40 McCullough Drive New Castle, DE 19720	(10)	Test, Inspection, and Certification Instrument Provider
			Secured Debt	(9) (30)	7/19/2023			SF+	6.25%		7/19/2028		—	(29)	(29)	—%
			Secured Debt	(9) (30)	7/19/2023			SF+	6.25%		7/19/2029		—	(26)	(26)	—%
			Secured Debt	(9)	7/19/2023		10.54%	SF+	6.25%		7/19/2029		16,698	16,520	15,601	2.2%
			Common Equity		7/19/2023	47,847						0.1%		239	120	—%
														16,704	15,666	2.2%
Inspire Aesthetics Management, LLC 1010 S Federal Hwy, Suite 1010 Delray Beach, FL 33483	(10)	Surgical and Non-Surgical Plastic Surgery and Aesthetics Provider
			Secured Debt	(9) (28)	4/3/2023		14.42%	SF+	10.00%	2.00%	4/3/2028		723	710	659	0.1%
			Secured Debt	(9)	4/3/2023		14.42%	SF+	10.00%	2.00%	4/3/2028		6,232	6,133	5,677	0.8%
			Secured Debt	(9)	6/14/2023		14.42%	SF+	10.00%	2.00%	4/3/2028		1,255	1,235	1,143	0.2%
			Secured Debt	(9)	12/31/2024		14.42%	SF+	10.00%	2.00%	4/3/2028		290	290	264	—%
			Common Equity		4/3/2023	137,302						0.3%		358	30	—%
														8,726	7,773	1.1%
Interface Security Systems, L.L.C 3773 Corporate Center Drive Earth City, MO 63045	(10)	Commercial Security & Alarm Services
			Secured Debt	(17) (28)	12/9/2021		14.41%	SF+	10.00%	14.41%	8/7/2023		2,149	2,149	1,655	0.2%
			Secured Debt	(9) (14) (17)	8/7/2019		11.67%	SF+	7.00%	11.67%	8/7/2023		7,334	7,254	10	—%
			Common Stock		12/7/2021	2,143						2.1%		—	—	—%
														9,403	1,665	0.2%
Invincible Boat Company, LLC. 4700 NW 132nd Street Opa-Locka, FL 33054	(10)	Manufacturer of Sport Fishing Boats
			Secured Debt	(9) (28)	8/28/2019		11.97%	SF+	7.50%		12/31/2026		1,037	1,034	988	0.1%
			Secured Debt	(9)	8/28/2019		11.97%	SF+	7.50%		12/31/2026		16,653	16,595	15,868	2.2%
														17,629	16,856	2.3%
Iron-Main Investments, LLC 150 Washington Avenue, Suite 201 Santa Fe, New Mexico 87501		Consumer Reporting Agency Providing Employment Background Checks and Drug Testing
			Secured Debt		8/2/2021		13.00%				1/31/2028		1,128	1,115	1,115	0.2%
			Secured Debt		9/1/2021		13.00%				1/31/2028		735	726	726	0.1%
			Secured Debt		11/15/2021		13.00%				1/31/2028		2,236	2,236	2,236	0.3%
			Secured Debt		11/15/2021		13.00%				1/31/2028		4,406	4,349	4,349	0.6%
			Secured Debt		1/31/2023		13.00%				1/31/2028		2,389	2,316	2,316	0.3%
			Preferred Equity		6/26/2024	178	25.00%			25.00%		3.0%		178	190	—%
			Common Stock		8/3/2021	50,753						1.6%		689	710	0.1%
														11,609	11,642	1.6%
Isagenix International, LLC 155 E Rivulon Boulevard Gilbert, AZ 85279	(11)	Direct Marketer of Health & Wellness Products
			Secured Debt	(9) (31)	4/13/2023		10.91%	SF+	6.60%	8.41%	4/14/2028		2,962	2,792	428	0.1%
			Common Equity		4/13/2023	186,322						1.7%		—	—	—%
														2,792	428	0.1%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Island Pump and Tank, LLC 40 Doyle Court East Northport, NY 11731	(10)	Provider of Facility and Maintenance Services to Fuel Retailers in Northeast U.S.
			Secured Debt	(9) (30)	5/20/2024			SF+	5.50%		5/17/2029		—	(5)	(5)	—%
			Secured Debt	(9) (26)	5/20/2024		10.07%	SF+	5.50%		5/17/2029		2,111	2,078	2,063	0.3%
			Secured Debt	(9) (26)	5/20/2024		11.07%	SF+	6.50%		5/17/2029		2,111	2,078	2,063	0.3%
			Secured Debt	(9) (26)	5/20/2024		12.07%	SF+	7.50%		5/17/2029			2,078	2,063	0.3%
														6,229	6,184	0.9%
ITA Holdings Group, LLC 5601 W Interstate 40, Suite 300 Amarillo, TX 79106		Air Ambulance Services
			Secured Debt	(9)	6/21/2023		12.96%	SF+	8.50%		6/21/2027		295	291	295	—%
			Secured Debt	(9)	6/21/2023		12.96%	SF+	8.50%		6/21/2027		248	245	248	—%
			Secured Debt	(9)	6/21/2023		11.96%	SF+	7.50%		6/21/2027		1,110	954	1,110	0.2%
			Secured Debt	(9)	6/21/2023		13.96%	SF+	9.50%		6/21/2027		1,110	954	1,110	0.2%
			Warrants	(27)	6/21/2023	48,327					6/21/2033	3.2%		523	1,660	0.2%
														2,967	4,423	0.6%
Jackmont Hospitality, Inc. 1760 Peachtree Street, Suite 200 Atlanta, GA 30309	(10)	Franchisee of Casual Dining Restaurants
			Secured Debt	(9) (26)	10/26/2022		11.58%	SF+	7.00%		11/4/2026		1,563	1,547	1,563	0.2%
			Secured Debt	(9) (26)	2/27/2024		11.45%	SF+	7.00%		11/4/2026		1,251	1,238	1,251	0.2%
			Secured Debt	(9) (26)	11/1/2024		11.45%	SF+	7.00%		11/4/2026		1,333	1,301	1,333	0.2%
			Secured Debt	(9)	11/8/2021		11.68%	SF+	7.00%		11/4/2026		3,633	3,596	3,633	0.5%
			Preferred Equity		11/8/2021	5,653,333						13.3%		216	1,740	0.2%
														7,898	9,520	1.3%
JDC Power Services, LLC 84 Business Park Drive, Suite 106 Armonk, NY 10504	(10)	Provider of Electrical Equipment and Maintenance Services for Datacenters
			Secured Debt	(9) (30)	6/28/2024			SF+	6.50%		6/28/2029		—	(44)	(44)	—%
			Secured Debt	(9)	6/28/2024		10.80%	SF+	6.50%		6/28/2029		17,559	17,192	17,559	2.4%
														17,148	17,515	2.4%
Joerns Healthcare, LLC 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
			Secured Debt	(9)	3/30/2024		13.14%	SF+	8.75%	6.00%	3/29/2029		1,493	1,493	1,493	0.2%
			Secured Debt	(9)	3/30/2024		13.14%	SF+	8.75%	13.14%	3/29/2029		1,127	1,127	1,127	0.2%
			Common Stock		3/29/2024	4,535,784						4.1%		166	110	—%
														2,786	2,730	0.4%
JorVet Holdings, LLC 1450 Van Buren Avenue Loveland, CO 80538		Supplier and Distributor of Veterinary Equipment and Supplies
			Secured Debt		3/28/2022		12.00%				3/28/2027		2,591	2,571	2,571	0.4%
			Preferred Equity	(8)	3/28/2022	12,214						9.7%		1,221	1,520	0.2%
														3,792	4,091	0.6%
JTI Electrical & Mechanical, LLC 3901 Fanucchi Way Unit 201 Shafter, CA 93263	(10)	Electrical, Mechanical and Automation Services
			Secured Debt	(9) (28)	12/22/2021		10.80%	SF+	6.25%		12/22/2026		702	697	665	0.1%
			Secured Debt	(9)	12/22/2021		10.80%	SF+	6.25%		12/22/2026		2,941	2,919	2,787	0.4%
			Secured Debt	(9)	2/1/2024		10.80%	SF+	6.25%		12/22/2026		275	270	262	—%
			Common Equity		12/22/2021	140,351						0.3%		140	10	—%
														4,026	3,724	0.5%
LL Management, Inc. 30 Railroad Avenue West Haven, CT 06516	(10)	Medical Transportation Service Provider
			Secured Debt	(9)	9/17/2024		11.67%	SF+	7.25%		12/31/2025		701	701	701	0.1%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Secured Debt	(9)	5/2/2019		11.67%	SF+	7.25%		12/31/2025		7,828	7,784	7,828	1.1%
			Secured Debt	(9)	5/2/2019		11.67%	SF+	7.25%		12/31/2025		5,167	5,138	5,167	0.7%
			Secured Debt	(9)	2/26/2021		11.67%	SF+	7.25%		12/31/2025		858	853	858	0.1%
			Secured Debt	(9)	5/12/2022		11.67%	SF+	7.25%		12/31/2025		8,695	8,643	8,695	1.2%
														23,119	23,249	3.2%
LLFlex, LLC 1225 West Burnett Avenue Louisville, KY 40210	(10)	Provider of Metal-Based Laminates
			Secured Debt	(9)	8/16/2021		12.46%	SF+	8.00%	3.00%	8/16/2026		4,627	4,599	3,630	0.5%

Logix Acquisition Company, LLC 2950 N Loop W 10th Floor Houston, TX 77092	(10)	Competitive Local Exchange Carrier
			Secured Debt	(9) (17)	1/8/2018		12.25%	P+	4.25%		12/22/2024		12,672	12,672	11,323	1.6%

Metalforming Holdings, LLC 100 International Drive Peachtree City, GA 30269		Distributor of Sheet Metal Folding and Metal Forming Equipment
			Secured Debt	(30)	10/19/2022						10/19/2025		—	—	—	—%
			Secured Debt		10/19/2022		9.75%				10/19/2027		1,397	1,376	1,376	0.2%
			Preferred Equity	(8)	10/19/2022	434,331	8.00%			8.00%		3.1%		434	434	0.1%
			Common Stock	(8)	10/19/2022	112,865						2.7%		113	540	0.1%
														1,923	2,350	0.3%
Microbe Formulas, LLC 3750 E Pewter Falls Street, Suite 100 Meridian, ID 83642	(10)	Nutritional Supplements Provider
			Secured Debt	(9) (30)	4/4/2022			SF+	5.75%		4/3/2028		—	(4)	(4)	—%
			Secured Debt	(9)	11/20/2024		10.17%	SF+	5.75%		4/3/2028		1,338	1,322	1,338	0.2%
			Secured Debt	(9)	4/4/2022		10.07%	SF+	5.75%		4/3/2028		2,389	2,364	2,389	0.3%
														3,682	3,723	0.5%
Mini Melts of America, LLC 2540 Metropolitan Drive Trevose, PA 19053	(10)	Manufacturer and Distributor of Branded Premium Beaded Ice Cream
			Secured Debt	(9) (28)	11/30/2023		10.56%	SF+	6.25%		11/30/2028		1,065	1,044	1,028	0.1%
			Secured Debt	(9) (26)	11/30/2023		10.55%	SF+	6.25%		11/30/2028		856	840	826	0.1%
			Secured Debt	(9)	11/30/2023		9.56%	SF+	5.25%		11/30/2028		3,193	3,136	3,081	0.4%
			Secured Debt	(9)	11/30/2023		11.56%	SF+	7.25%		11/30/2028		3,193	3,134	3,082	0.4%
			Common Equity		11/30/2023	336,496						0.4%		343	220	—%
														8,497	8,237	1.1%
MoneyThumb Acquisition, LLC 150 Washington Avenue, Suite 201 Sante Fe, New Mexico 87501		Provider of Software-as-a-Service Financial File Conversion and Reconciliation
			Secured Debt		8/19/2024		14.00%				8/19/2029		2,400	2,208	2,208	0.3%
			Preferred Member Units	(8)	8/19/2024	40,821	12.00%			12.00%		4.1%		440	440	0.1%
			Warrants	(27)	8/19/2024	14,842					8/19/2029	1.0%		148	148	—%
														2,796	2,796	0.4%
MonitorUS Holding, LLC 7th Floor 186 Shoreditch High Street London E1 6HU United Kingdom	(10) (13) (21)	SaaS Provider of Media Intelligence Services
			Secured Debt	(9)	5/24/2022		10.55%	SF+	6.25%		5/24/2027		1,181	1,172	1,172	0.2%
			Secured Debt	(9)	5/24/2022		10.55%	SF+	6.25%		5/24/2027		3,063	3,037	3,284	0.5%
			Secured Debt	(9)	5/24/2022		10.81%	SF+	6.25%		5/24/2027		5,201	5,158	5,201	0.7%
			Unsecured Debt		3/1/2024		8.00%			8.00%	6/30/2025		34	34	34	—%
			Unsecured Debt		9/25/2024		8.00%			8.00%	12/21/2025		32	32	32	—%
			Unsecured Debt		1/31/2025		8.00%			8.00%	3/31/2026		22	22	22	—%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
			Common Stock		8/30/2022	15,935,356						0.2%		268	141	—%
														9,723	9,886	1.4%
NinjaTrader, LLC 222 N LaSalle Street, Suite 1450 Chicago, IL 60601	(10)	Operator of Futures Trading Platform
			Secured Debt	(9) (30)	12/18/2019			SF+	6.50%		12/18/2026		—	(2)	(2)	—%
			Secured Debt	(9)	12/18/2019		10.96%	SF+	6.50%		12/18/2026		14,404	14,303	14,404	2.0%
														14,301	14,402	2.0%
Northwind Midstream Partners LLC 811 Louisiana Street, Suite 2500 Houston, TX 77002	(10)	Owner and Operator of Midstream Gas Infrastructure
			Secured Debt	(9)	3/18/2025		10.70%	SF+	6.25%		3/18/2030		12,500	12,254	12,254	1.7%

Obra Capital, Inc. 437 Madison Avenue, 26th Floor New York, NY 10022	(10)	Provider of Asset Management Services Specialized in Insurance-Linked Strategies
			Secured Debt	(9)	6/21/2024		11.93%	SF+	7.50%		12/21/2028		260	248	256	—%
			Secured Debt	(9)	6/21/2024		11.93%	SF+	7.50%		6/21/2029		11,949	11,650	11,755	1.6%
														11,898	12,011	1.7%
OnPoint Industrial Services, LLC 906 West 13th Street Deer Park, TX 77536	(10)	Environmental & Facilities Services
			Secured Debt	(9)	12/18/2024		11.30%	SF+	7.00%		11/16/2027		1,047	1,038	1,047	0.1%
			Secured Debt	(9)	4/1/2024		11.30%	SF+	7.00%		11/16/2027		2,910	2,890	2,910	0.4%
														3,928	3,957	0.6%
Peaches Holding Corporation 1209 Orange Street Wilmington, DE 19801		Wholesale Provider of Consumer Packaging Solutions
			Common Equity		5/22/2024	806						0.7%		1,805	410	0.1%

Power System Solutions 7300 State Hwy 121, Suite 300 McKinney, TX 75070	(10)	Backup Power Generation
			Secured Debt	(9) (30)	6/7/2023			SF+	6.50%		6/7/2028		—	(25)	(25)	—%
			Secured Debt	(9)	6/7/2023		10.82%	SF+	6.50%		6/7/2028		2,633	2,579	2,633	0.4%
			Secured Debt	(9)	6/7/2023		10.82%	SF+	6.50%		6/7/2028		7,839	7,689	7,839	1.1%
			Common Equity		6/7/2023	532						0.8%		532	1,780	0.2%
														10,775	12,227	1.7%
PrimeFlight Aviation Services 3 Sugar Creek Center Boulevard, Suite 450 Sugar Land, TX 77478	(10) (13)	Air Freight & Logistics
			Secured Debt	(9)	5/1/2023		10.58%	SF+	5.50%		5/1/2029		5,895	5,746	5,895	0.8%
			Secured Debt	(9)	9/7/2023		9.83%	SF+	5.50%		5/1/2029		563	547	563	0.1%
			Secured Debt	(9)	1/30/2024		9.83%	SF+	5.50%		5/1/2029		566	554	566	0.1%
			Secured Debt	(9)	6/28/2024		9.83%	SF+	5.25%		5/1/2029		643	635	643	0.1%
			Secured Debt	(9)	1/21/2025		9.54%	SF+	5.25%		5/1/2029		1,425	1,412	1,425	0.2%
														8,894	9,092	1.3%
PTL US Bidco, Inc Atholl House 51 Melville Street Edinburgh EH3 7HL	(10) (13) (21)	Manufacturers of Equipment, Including Drilling Rigs and Equipment, and Providers of Supplies and Services to Companies Involved in the Drilling, Evaluation and Completion of Oil and Gas Wells
			Secured Debt	(9) (28)	8/19/2022		12.81%	SF+	8.25%		8/19/2027		448	439	441	0.1%
			Secured Debt	(9)	8/19/2022		12.84%	SF+	8.25%		8/19/2027		1,120	1,102	1,103	0.2%
														1,541	1,544	0.2%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Purge Rite, LLC 13802 N Hwy 75 Willis, TX 77378	(10)	HVAC Flushing and Filtration Services
			Preferred Equity		10/2/2023	13,021						3.8%		1,289	1,289	0.2%
			Common Equity		4/1/2024	13,021						1.0%		13	1,560	0.2%
														1,302	2,849	0.4%
Richardson Sales Solutions 2001 Market Street, Suite 2850 Philadelphia, PA 19103	(10)	Business Services
			Secured Debt	(9) (30) (28)	8/24/2023			SF+	6.50%		8/24/2028		—	(39)	—	—%
			Secured Debt	(9)	8/24/2023		10.80%	SF+	6.50%		8/24/2028		10,222	10,009	10,222	1.4%
			Secured Debt	(9)	9/10/2024		10.79%	SF+	6.50%		8/24/2028		5,033	4,947	5,033	0.7%
														14,917	15,255	2.1%
Roof Opco, LLC 1209 N Avenue, Suite 13 Plano, TX 75074	(10)	Residential Re-Roofing/Repair
			Secured Debt	(9) (30)	8/27/2021			SF+	8.00%		8/27/2026		—	(6)	—	—%
			Secured Debt	(9)	8/27/2021		11.57%	SF+	7.00%		8/27/2026		4,219	4,171	3,848	0.5%
			Secured Debt	(9)	8/27/2021		13.57%	SF+	9.00%		8/27/2026		4,219	4,171	3,823	0.5%
														8,336	7,671	1.1%
Rug Doctor, LLC. 2201 West Plano Parkway, Suite 100 Plano, TX 75075	(10)	Carpet Cleaning Products and Machinery
			Secured Debt	(9)	7/16/2021		12.49%	SF+	8.00%	2.00%	11/16/2025		6,575	6,567	6,575	0.9%
			Secured Debt	(9)	7/16/2021		12.49%	SF+	8.00%	2.00%	11/16/2025		8,087	8,076	8,087	1.1%
														14,643	14,662	2.0%
Slick Innovations, LLC 301 E 2nd St, Suite 304 Jamestown, NY 14701		Text Message Marketing Platform
			Secured Debt		9/13/2018		14.00%				3/21/2030		6,470	6,351	6,470	0.9%
			Common Stock	(8)	9/13/2018	17,500						1.6%		—	490	0.1%
														6,351	6,960	1.0%
South Coast Terminals Holdings, LLC 7401 Wallisville Road Houston, TX 77020	(10)	Specialty Toll Chemical Manufacturer
			Secured Debt	(9) (30)	8/8/2024			SF+	5.25%		8/8/2029		—	—	—	—%
			Secured Debt	(9)	8/8/2024		9.67%	SF+	5.25%		8/8/2029		33,214	33,185	33,214	4.6%
			Common Equity		12/10/2021	61						—%		61	62	—%
														33,246	33,276	4.6%
SPAU Holdings, LLC 1616 Stout St, Suite 200 Denver, CO 80202	(10)	Digital Photo Product Provider
			Secured Debt	(9) (28)	7/1/2022		11.96%	SF+	7.50%		7/1/2027		440	431	440	0.1%
			Secured Debt	(9)	7/1/2022		11.95%	SF+	7.50%		7/1/2027		4,863	4,819	4,862	0.7%
			Common Stock		7/1/2022	200,000						0.5%		200	220	—%
														5,450	5,522	0.8%
TEC Services, LLC 8601 Robert Fulton Drive, Suite 110 Columbia, MD 21046	(10)	Provider of Janitorial Service for Food Retailers
			Secured Debt	(9)	12/31/2024		10.14%	SF+	5.75%		12/31/2029		93	87	91	—%
			Secured Debt	(9) (30)	12/31/2024			SF+	5.75%		12/31/2029		—	(5)	(5)	—%
			Secured Debt	(9)	12/31/2024		10.13%	SF+	5.75%		12/31/2029		2,328	2,295	2,275	0.3%
														2,377	2,361	0.3%
Tex Tech Tennis, LLC 4448 West Lover Lane Dallas, TX 75209	(10)	Sporting Goods & Textiles
			Preferred Equity	(23)	7/7/2021	1,000,000						3.0%		1,000	2,290	0.3%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets

The Affiliati Network, LLC 804 Anacapa Street Santa Barbara, CA 93101		Performance Marketing Solutions
			Secured Debt		8/9/2021		10.00%				8/9/2026		30	29	29	—%
			Secured Debt		8/9/2021		10.00%				8/9/2026		1,300	1,292	1,277	0.2%
			Preferred Stock	(8)	9/1/2023	78,227						3.2%		78	78	—%
			Preferred Stock	(8)	8/9/2021	320,000						20.0%		1,600	1,600	0.2%
														2,999	2,984	0.4%
Titan Meter Midco Corp. 5825 North Sam Houston Parkway West, Suite 120 Houston, TX 77086	(10)	Value Added Distributor of a Variety of Metering and Measurement Products and Solutions to the Energy Industry
			Secured Debt	(9) (30)	3/11/2024			SF+	6.50%		3/11/2029		—	(38)	(38)	—%
			Secured Debt	(9)	3/11/2024		10.80%	SF+	6.50%		3/11/2029		13,049	12,689	13,049	1.8%
			Secured Debt	(9)	2/27/2025		10.80%	SF+	6.50%		3/11/2029		1,665	1,625	1,665	0.2%
			Preferred Equity		3/11/2024	468,750	8.00%			8.00%		0.4%		469	540	0.1%
														14,745	15,216	2.1%
U.S. TelePacific Corp. 515 S Flower Street, 47th Floor Los Angeles, CA 90071	(11)	Provider of Communications and Managed Services
			Secured Debt	(9) (14)	6/1/2023		11.90%	SF+	7.40%	6.00%	5/2/2027		6,750	2,007	2,700	0.4%
			Secured Debt	(14)	6/1/2023						5/2/2027		692	15	—	—%
														2,022	2,700	0.4%
UPS Intermediate, LLC 4460 Highway 225 Deer Park, TX 77536	(10)	Provider of Maintenance, Repair, and Overhaul Services for Industrial Equipment Serving the Refining, Chemical, Midstream, Renewables, Power, and Utilities End Markets
			Secured Debt	(9)	7/29/2024		10.57%	SF+	6.25%		7/27/2029		19,441	19,091	19,115	2.7%
			Common Equity		7/29/2024	412,371						0.5%		412	380	0.1%
														19,503	19,495	2.7%
UserZoom Technologies, Inc. 1484 Pollard Road, Suite 271 Los Gatos, CA 95032	(10)	Provider of User Experience Research Automation Software
			Secured Debt	(9)	1/11/2023		11.80%	SF+	7.50%		4/5/2029		3,000	2,942	3,000	0.4%

Vitesse Systems 37955 Central Court Newark, CA 94560	(10)	Component Manufacturing and Machining Platform
			Secured Debt	(28)	12/22/2023		11.44%	SF+	7.00%		12/22/2028		2,045	1,998	2,045	0.3%
			Secured Debt	(9)	12/22/2023		11.44%	SF+	7.00%		12/22/2028		12,344	12,114	12,344	1.7%
														14,112	14,389	2.0%
VORTEQ Coil Finishers, LLC 135 Alleghany Avenue, Suite A Oakmont, PA 15139	(10)	Specialty Coating of Aluminum and Light-Gauge Steel
			Common Equity	(8)	11/30/2021	769,231						2.7%		769	1,950	0.3%

Watterson Brands, LLC 1700 E Golf Road Suite 500 Schaumburg, IL 60173	(10)	Facility Management Services
			Secured Debt		12/17/2021		12.00%			4.00%	12/17/2026		312	310	294	—%
			Secured Debt		12/17/2021		12.00%			4.00%	12/17/2026		54	51	51	—%
			Secured Debt		12/17/2021		12.00%			4.00%	12/17/2026		2,223	2,212	2,091	0.3%
			Secured Debt		12/17/2021		12.00%			4.00%	12/17/2026		2,005	1,995	1,886	0.3%
														4,568	4,322	0.6%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)		Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)		PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
West Star Aviation Acquisition, LLC 2 Airline Court East Alton, IL 62024	(10)	Aircraft, Aircraft Engine and Engine Parts
			Secured Debt	(9) (26)	3/1/2022		9.32%	SF+	5.00%		3/1/2028		3,343	3,335	3,343	0.5%
			Secured Debt	(9)	3/1/2022		9.32%	SF+	5.00%		3/1/2028		14,815	14,783	14,815	2.1%
			Secured Debt	(9)	11/3/2023		9.32%	SF+	5.00%		3/1/2028		7,373	7,352	7,373	1.0%
			Common Stock	(8)	3/1/2022	200,000						0.1%		200	640	0.1%
														25,670	26,171	3.6%
Winter Services LLC 2100 S 116th Street West Allis, WI 53227	(10)	Provider of Snow Removal and Ice Management Services
			Secured Debt	(9) (28)	11/19/2021		12.56%	SF+	8.00%		11/19/2026		3,333	3,291	3,273	0.5%
			Secured Debt	(9)	11/19/2021		12.57%	SF+	8.00%		11/19/2026		2,343	2,314	2,300	0.3%
			Secured Debt	(9)	1/16/2024		11.57%	SF+	7.00%		11/19/2026		9,050	8,929	8,885	1.2%
			Secured Debt	(9)	1/16/2024		13.57%	SF+	9.00%		11/19/2026		9,050	8,929	8,885	1.2%
														23,463	23,343	3.2%
World Micro Holdings, LLC 205 Hembree Park Drive, Suite 106 Roswell, GA 30076		Supply Chain Management
			Secured Debt		12/12/2022		11.00%				12/12/2027		1,364	1,350	1,350	0.2%
			Preferred Equity	(8)	12/12/2022	530						12.1%		530	530	0.1%
														1,880	1,880	0.3%
Xenon Arc, Inc. 10500 NE 8th Street Suite 1250 Bellevue, WA 98004	(10)	Tech-enabled Distribution Services to Chemicals and Food Ingredients Primary Producers
			Secured Debt	(9)	12/17/2021		9.65%	SF+	5.25%		12/20/2028		1,173	1,155	1,173	0.2%
			Secured Debt	(9)	12/17/2021		9.64%	SF+	5.25%		12/20/2028		2,322	2,300	2,322	0.3%
			Secured Debt	(9)	3/31/2025		10.15%	SF+	5.75%		12/20/2028		608	596	608	0.1%
														4,051	4,103	0.6%
YS Garments, LLC 15730 S Figueroa Street Gardena, CA 90248	(11)	Designer and Provider of Branded Activewear
			Secured Debt	(9)	8/22/2018		11.90%	SF+	7.50%		8/9/2026		5,059	5,012	4,411	0.6%

Zips Car Wash, LLC 1400 W Markham Street, Suite 100 Little Rock, AR 72201	(10)	Express Car Wash Operator
			Secured Debt	(9)	2/10/2025		11.70%	SF+	7.25%		10/10/2025		132	132	132	—%
			Secured Debt	(9)	2/10/2025		11.70%	SF+	7.25%		10/10/2025		230	230	230	—%
			Secured Debt	(9) (14) (17)	2/11/2022		11.91%	SF+	7.25%	11.91%	12/31/2024		2,083	2,083	1,543	0.2%
			Secured Debt	(9) (14) (17)	2/11/2022		11.91%	SF+	7.25%	11.91%	12/31/2024		522	522	387	0.1%
														2,967	2,292	0.3%
ZRG Partners, LLC 365 W Passaic Street Rochelle Park, NJ 07662	(10)	Talent Advisory Services Provider
			Secured Debt	(9)	6/14/2024		12.50%	P+	5.00%		6/14/2029		691	670	691	0.1%
			Secured Debt	(9) (26)	6/14/2024		10.27%	SF+	6.00%		6/14/2029		1,000	975	1,000	0.1%
			Secured Debt	(9)	6/14/2024		10.28%	SF+	6.00%		6/14/2029		815	804	815	0.1%
			Secured Debt	(9)	6/14/2024		10.30%	SF+	6.00%		6/14/2029		5,835	5,738	5,835	0.8%
														8,187	8,341	1.2%
Subtotal Non-Control/Non-Affiliate Investments (114.7% of net assets at fair value)														$851,266	$824,320	114.7%

Portfolio Company (1) (20)		Business Description	Type of Investment (2) (3) (15)	Investment Date (22)	Shares/Units	Total Rate	Reference Rate and Spread (25)	PIK Rate (19)	Maturity Date	Percentage of Class Held (35)	Principal (4)	Cost (4)	Fair Value (18)	Percentage of Net Assets
Total Portfolio Investments, March 31, 2025 (175.4% of net assets at fair value)												$1,203,330	$1,260,853	175.4%

Money market funds (included in cash and cash equivalents)
First American Treasury Obligations Fund Class Z	(16)											$13,968	$13,968	1.9%
Fidelity Government Portfolio Fund Class III	(34)											1,563	1,563	0.2%
Total money market funds												$15,531	$15,531	2.2%
___________________________________________________

(1)All investments are LMM portfolio investments, unless otherwise noted. See Note C to our consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for a description of LMM portfolio investments. All of the Company’s investments, unless otherwise noted, are encumbered as security for one of the Credit Facilities (as defined below).
(2)Debt investments are income producing, unless otherwise noted by footnote (14), as described below. Equity and warrants are non-income producing, unless otherwise noted by footnote (8), as described below.
(3)See Note C to our consolidated financial statements and Schedule 12-14 included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for a summary of geographic location of portfolio companies.
(4)Principal is net of repayments. Cost is net of repayments and accumulated unearned income. Negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)Control investments are defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.
(6)Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% (inclusive) of the voting securities are owned and the investments are not classified as Control investments.
(7)Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.
(8)Income producing through dividends or distributions.
(9)Index based floating interest rate is subject to contractual minimum interest rate. As noted in this schedule, 97% of the loans (based on the par amount) contain Secured Overnight Financing Rate (“SOFR”) floors which range between 0.75% and 5.25%, with a weighted-average floor of 1.32%.
(10)Private Loan portfolio investment. See Note C to our consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for a description of Private Loan portfolio investments.
(11)Middle Market portfolio investment. See Note C to our consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for a description of Middle Market portfolio investments.
(12)Other Portfolio investment. See Note C to our consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for a description of Other Portfolio investments.
(13)Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.
(14)Non-accrual and non-income producing debt investment.
(15)All of the Company’s portfolio investments are generally subject to restrictions on resale as “restricted securities.”
(16)Effective yield as of March 31, 2025 was approximately 4.21% on the First American Treasury Obligations Fund Class Z.

(17)Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.
(18)Investment fair value was determined using significant unobservable inputs, unless otherwise noted. See Note C to our consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for further discussion. Negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(19)Investments may have a portion, or all, of their income received from PIK interest or dividends. PIK interest income and cumulative dividend income represent income not paid currently in cash. The difference between the Total Rate and PIK Rate represents the cash rate as of March 31, 2025.
(20)All portfolio company headquarters are based in the United States, unless otherwise noted.
(21)Portfolio company headquarters are located outside of the United States.
(22)Investment date represents the date of initial investment in the security position.
(23)Shares/Units represent ownership in a related real estate or holding company entity.
(24)Investment is not unitized. Presentation is made in percent of fully diluted ownership unless otherwise indicated.
(25)A majority of the variable rate loans in the Company’s Investment Portfolio bear interest at a rate that may be determined by reference to either SOFR (“SF”) or an alternate base rate (commonly based on the Federal Funds Rate or the Prime rate (“P”)), which typically resets every one, three, or six months at the borrower’s option. SOFR based contracts may include a credit spread adjustment (the “Adjustment”) that is charged in addition to the stated spread. The Adjustment is applied when the SOFR, plus the Adjustment, exceeds the stated floor rate, as applicable. As of March 31, 2025, SOFR based contracts in the portfolio had Adjustments ranging from 0.10% to 0.26%.
(26)Each new draw or funding on the facility has a different floating rate reset date. The rate presented represents a weighted-average rate for borrowings under the facility, as of March 31, 2025.
(27)Warrants are presented in equivalent shares/units with a strike price of $0.01 per share/unit.
(28)A revolving line of credit facility permits the borrower to make an interest rate election regarding the base rate on each draw under the facility. The rate presented represents a weighted-average rate for borrowings under the facility, as of March 31, 2025.
(29)Index based floating interest rate is subject to contractual maximum base rate of 3.00%.
(30)The position is unfunded and no interest income is being earned as of March 31, 2025. The position may earn a nominal unused facility fee on committed amounts.
(31)Investment is accruing income at the fixed cash rate of 2.50% as of March 31, 2025.
(32)Index based floating interest rate is subject to contractual maximum base rate of 4.00%.
(33)The Company has entered into an intercreditor agreement that entitles the Company to the “last out” tranche of the first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of 11.75% per the credit agreement and the Consolidated Schedule of Investments above reflects such higher rate.
(34)Effective yield as of March 31, 2025 was approximately 3.98% on the Fidelity Government Portfolio Fund Class III.
(35)Percent of class held is presented for equity investments only. Unless otherwise noted, for any warrants, convertible or preferred equity instruments, the percent of class represents the percent of its equity class in the portfolio company.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended March 31, 2025 (unaudited) and the end of each of the fiscal years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015. The report of Grant Thornton LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Corporate Facility(5)
2015	$105,000	$2,294	—	N/A
2016	80,000	2,448	—	N/A
2017	82,000	2,506	—	N/A
2018	120,000	2,229	—	N/A
2019	105,000	2,369	—	N/A
2020	44,000	2,920	—	N/A
2021	153,000	2,214	—	N/A
2022	98,000	2,290	—	N/A
2023	132,000	2,280	—	N/A
2024	149,000	2,104	—	N/A
March 31, 2025 (unaudited)	160,000	2,259	—	N/A
SPV Facility(6)
2021	$273,688	$2,214	—	N/A
2022	223,688	2,290	—	N/A
2023	203,688	2,280	—	N/A
2024	266,688	2,104	—	N/A
March 31, 2025 (unaudited)	260,688	2,259	—	N/A
Series A Notes(7)
2021	$77,500	$2,214	—	N/A
2022	150,000	2,290	—	N/A
2023	150,000	2,280	—	N/A
2024	150,000	2,104	—	N/A
March 31, 2025 (unaudited)	150,000	2,259	—	N/A
Deutsche Bank Credit Facility(8)
2015	$275,000	$2,294	—	N/A
2016	333,000	2,448	—	N/A
2017	348,000	2,506	—	N/A
2018	389,000	2,229	—	N/A
2019	340,000	2,369	—	N/A
2020	257,816	2,920	—	N/A
_____________________________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.

(2)Asset coverage per unit is the ratio of the carrying value of MSC Income’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading on a stock exchange.
(5)MSC Income is a party to a senior secured revolving credit agreement dated March 6, 2017 (as amended, the “Corporate Facility”) with EverBank, as administrative agent, and with EverBank and other financial institutions as lenders.
(6)MSC Income, through MSIF Funding, LLC (“MSIF Funding”), a wholly-owned Structured Subsidiary that primarily holds debt investments, is party to a senior secured revolving credit facility dated February 3, 2021 (as amended, the “SPV Facility” and, together with the Corporate Facility, the “Credit Facilities”) with JPMorgan Chase Bank, National Association (“JPM”), as administrative agent, U.S. Bank, National Association, as collateral agent and collateral administrator, the financial institutions party thereto as lenders, and MSIF as portfolio manager.
(7)In October 2021, MSC Income issued $77.5 million in aggregate principal amount of its 4.04% Series A Senior Notes due 2026 (the “Series A Notes”), and an additional $72.5 million of Series A Notes in January 2022, all of which were issued pursuant to a master note purchase agreement, dated October 22, 2021 and remained outstanding as of March 31, 2025. The 4.04% Series A Senior Notes bear a fixed interest rate of 4.04% per year and will mature on October 30, 2026, unless redeemed, purchased or prepaid prior to such date by MSC Income in accordance with their terms.
(8)On May 18, 2015, HMS Funding I LLC (“HMS Funding”), a wholly-owned Structured Subsidiary, entered into an amended and restated credit agreement (as amended, the “Deutsche Bank Credit Facility”) among HMS Funding, as borrower, MSC Income, as equity holder and as servicer, Deutsche Bank AG, New York Branch, as administrative agent, the financial institutions party thereto as lenders, and U.S. Bank National Association, as collateral agent and collateral custodian. On February 3, 2021, the total amount outstanding under the Deutsche Bank Credit Facility was fully repaid and the facility was terminated.

BUSINESS
The information contained under the caption “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.
MANAGEMENT
The information contained under the captions “Item 1. Business,” “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K is incorporated by reference herein.
PORTFOLIO MANAGEMENT
Our Adviser’s investment committee has oversight over all aspects of our investment processes. The current members of our Adviser’s investment committee are Dwayne L. Hyzak, our Chief Executive Officer, David Magdol, our President and Chief Investment Officer, and Vincent D. Foster, Chairman of Main Street’s board of directors.

Each of Messrs. Foster, Hyzak and Magdol, who comprise our Adviser’s investment committee, are primarily responsible for the day-to-day management of four pooled investment vehicles, including Main Street and us (each a BDC), with capital under management as of March 31, 2025 (which includes total assets and the undrawn portions of debt capital) of $6,466.7 million and $1,446.8 million, respectively, and two private fund clients of our Adviser, with $239.9 million and $181.7 million of capital under management as of March 31, 2025 (which includes total assets and the undrawn portions of debt and equity capital), respectively. The pooled investment vehicles and other accounts for which Messrs. Foster, Hyzak and Magdol are primarily responsible had a combined aggregate of $8.2 billion of capital under management (which includes total assets and the undrawn portions of debt and equity capital) as of March 31, 2025, $1.8 billion of which our Adviser earns management fees and may earn incentive fees, or a carried interest, based on the performance of the capital managed (excluding the $6.4 billion of Main Street’s capital under management as Main Street is internally managed and does not pay any external investment advisory fees). See “Risk Factors — Risks Related to our Adviser and its Affiliates” in our most recent Annual Report on Form 10-K for a description of the material risks and conflicts associated with the Adviser and its affiliates provision of investment advisory services to us and other advisory clients.
Main Street and the Adviser have entered into a sharing agreement pursuant to which Main Street provides the Adviser with investment professionals and access to its resources, including Messrs. Foster, Hyzak and Magdol, and none of Messrs. Foster, Hyzak and Magdol receives any direct compensation from us. Mr. Foster serves Main Street as a non-employee director and, in connection with such service, receives an annual cash retainer from Main Street, as well as equity awards under Main Street’s 2022 Non-Employee Director Restricted Stock Plan, subject to forfeiture provisions. Mr. Foster may also defer receipt of some or all of his cash compensation under Main Street’s Deferred Compensation Plan, subject to certain limitations.
As executive officers of Main Street, Messrs. Hyzak and Magdol receive compensation comprised of a base salary, annual cash bonuses, long-term equity compensation pursuant to Main Street’s 2022 Equity and Incentive Plan, and other benefits as detailed in Main Street’s definitive proxy statement on Schedule 14A, filed with the SEC on March 24, 2025. The annual cash bonuses are intended to reward individual performance on an annual basis and can therefore be variable from year to year based on Main Street’s dividend performance as well as corporate and individual performance goals and other measures. Similarly, any long-term equity incentive awards granted to Messrs. Hyzak and Magdol are intended to motivate them by means of performance-related incentives to achieve long-range performance goals and are subject to vesting schedules.
Mr. Foster has served as a member of our Adviser’s investment committee since 2007. Mr. Hyzak has served as a member of our Adviser’s investment committee since 2013. Mr. Magdol has served as a member of our Adviser’s investment committee since 2011. Mr. Foster’s biographical information is set forth below. For more information on Mr. Hyzak and Mr. Magdol, see their biographical information under the caption “Item 10. Directors, Executive Officers and Corporate Governance” in our most recent Annual Report on Form 10-K.
Vincent D. Foster has served as a member of our Adviser’s investment committee since 2007. He has served as Chairman of Main Street’s board of directors since 2007. Mr. Foster previously served as Main Street’s Chief Executive Officer from 2007 until November 2018 and also served as Main Street’s President from 2012 until 2015, as Executive Chairman from November 2018 until 2021 and as senior advisor from 2022 until May 2024. He was also a member of Main Street’s management team’s executive committee from its formation in 2015 until 2021. Mr. Foster also served as a founding director of Quanta Services, Inc. (NYSE: PWR) from 1998 until 2025 and as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011, MSC Income from 2012 until 2013 and Team, Inc. (NYSE: TISI) from 2005 until 2017. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a certified public accountant, had a 19-year career with Arthur Andersen, where he was a partner from 1988 to 1997. Mr. Foster was the director of Arthur Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. Mr. Foster co-founded and from 1997 until December 2021 acted as co-managing partner and in other senior executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street.

Equity Owned by Portfolio Managers
The following table sets forth the dollar range of equity securities of MSIF beneficially owned by the members of our Adviser’s investment committee based on the closing price of our common stock on the NYSE as of the Determination Date:

Name	Dollar Range of Common Stock Beneficially Owned in the Company(1)
Vincent D. Foster	Over $100,000
Dwayne L. Hyzak	Over $100,000
David L. Magdol	Over $100,000
___________________________
(1)The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
MANAGEMENT AGREEMENTS
The Advisory Agreement was approved by the affirmative vote of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act, at a special meeting of stockholders held on December 11, 2024, and became effective upon the MSC Income Listing for an initial two-year term. Refer to “Note J — Related Party Transactions” in the notes to the consolidated financial statements included in our most recently filed Annual Report on Form 10-K and in our most recently filed Quarterly Report on Form 10-Q for additional information regarding the Advisory Agreement.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The information contained under the caption “Item 13. Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K and in “Note J — Related Party Transactions” in our most recently filed Annual Report on Form 10-K and in our most recently filed Quarterly Report on Form 10-Q is incorporated by reference herein.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
No person is deemed to control us, as such term is defined in the 1940 Act, through beneficial ownership of shares of our common stock. The following table sets forth, as of the Determination Date, information with respect to the beneficial ownership of shares of our common stock by:
•each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;
•each of our directors and executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of the Determination Date. Percentage of beneficial ownership is based on 47,148,802 shares of our common stock outstanding as of the Determination Date.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned by the stockholder and maintains an address c/o MSC Income Fund, Inc. at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

	Shares beneficially owned as of the Determination Date
Name	Number	Percentage of Class
Interested Director:
Dwayne L. Hyzak	51,755	*
Independent Directors:
Robert L. Kay	10,600	*
John O. Niemann, Jr.	27,516	*
Jeffrey B. Walker	16,498	*
Executive Officers (that are not directors):
David L. Magdol	41,904	*
Jesse E. Morris	10,000	*
Jason B. Beauvais	29,702	*
Cory E. Gilbert	2,000	*
All executive officers and directors as a group (8 persons)	189,975	*
_____________________________
*     Amount represents less than 1.0%.
The following table sets forth the dollar range of equity securities of the Company that were beneficially owned by each director as of the Determination Date:

Name and Address(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)(4)
Interested Director:
Dwayne L. Hyzak	Over $100,000
Independent Directors:
Robert L. Kay	Over $100,000
John O. Niemann, Jr.	Over $100,000
Jeffrey B. Walker	Over $100,000
_____________________________
(1)The address of each director is c/o MSC Income Fund, Inc., 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.
(2)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on the NYSE of $16.88 per share as of the Determination Date.
(4)The dollar ranges of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
Our stockholders have in the past and may again in the future approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. Most recently, at a special meeting of stockholders held on December 11, 2024, our stockholders authorized us, subject to approval of our Board of Directors, to sell or otherwise issue shares of our common stock during the next year at a price below our NAV per share, subject to certain conditions (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then-outstanding common stock immediately prior to each such sale). The authorization is effective until December 11, 2025. The proposal did not specify a maximum discount below NAV at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below NAV unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. We are also seeking approval of a similar proposal at our 2025 annual meeting of stockholders.
For stockholders to approve our ability to sell shares of our common stock below our then current NAV per share, such proposal must be approved by (1) a majority of the outstanding shares of our common stock (as defined in the 1940 Act); and (2) a majority of the outstanding shares of our common stock that are not held by affiliated persons of the Company at a meeting duly called at which a quorum is present. In order to sell shares pursuant to such stockholder authorization:
•a majority of our directors who have no financial interest in the issuance and sale and a majority of our directors who are not interested persons of the Company must have determined that any such sale would be in the best interests of the Company and its stockholders; and
•a majority of our directors who have no financial interest in the issuance and sale, and a majority of our directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, must have determined in good faith that the price at which such securities are to be issued and sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.
In making a determination that an offering of common stock below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including, without limitation:
•The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•Whether the proposed offering price would closely approximate the market value of our shares;
•The potential market impact of being able to raise capital in the then-current financial market;
•The nature of any new investors anticipated to acquire shares in the offering;
•The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any;
•The leverage available to us, both before and after any offering, and the terms thereof; and
•The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.
Our Board of Directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Adviser, as the Adviser will earn additional base management fees on the proceeds of such offerings, as it would from an offering of any other securities of the Company, or from the offering of common stock at premium to NAV per share. Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:
•existing stockholders who do not purchase any shares in the offering;
•existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•new investors who become stockholders by purchasing shares in the offering.
Impact on Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering at a price below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume the issuer has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current NAV and NAV per share thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV.

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 25% Offering At 20% Discount		Example 4 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Shareholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(16.67)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 25% Offering At 20% Discount		Example 4 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(4.00)%	—	(20.00)%
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(1)Assumes 5% in selling compensation and expenses paid by us.
Impact on Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering at a price below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in NAV over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The below examples assume that the issuer has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current NAV and NAV per share thus would be $10,000,000 and $10.00, respectively. The following chart illustrates the dilutive and accretive effect in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of its proportional share of the offering (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Shareholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	(0.90)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	(0.90)%
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(1)Assumes 5% in selling compensation and expenses paid by us.
Impact on New Investors
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in the Company in four different hypothetical share offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
Investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to expenses and any commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following chart illustrates the level of dilution or accretion that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 25% Offering At 20% Discount		Example 4 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution/Accretion
Shares Held by Investor A	—	500	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.91%	(9.09)%	0.80%	(16.67)%	0.80%	(20.00)%
NAV Dilution/Accretion
Total NAV Held by Investor A	$100,000	$99,800	—	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Investor A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution/Accretion per Share
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(4.00)%	—	(20.00)%
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(1)Assumes 5% in selling compensation and expenses paid by us.

DISTRIBUTION REINVESTMENT PLAN
We have adopted an “opt out” DRIP, our distribution reinvestment plan, which became effective as of March 6, 2025, the date of our Board of Directors’ first declaration of a dividend or distribution on our common stock following the MSC Income Listing. The DRIP provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with SS&C GIDS, Inc., our transfer agent and registrar (the “DRIP Administrator”), or certain brokerage firms that have elected to participate in the DRIP, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly “opted out” of the DRIP will have their cash dividend, net of any applicable U.S. withholding tax, automatically reinvested into additional shares of our common stock. For the avoidance of doubt, stockholders of the Company who did not elect to “opt in” to the DRIP in effect prior to the effective date of the “opt out” DRIP will be deemed to have made an election to “opt out” of the DRIP as of the effective date of the “opt out” DRIP and to continue to receive cash as set forth below.
No action will be required on the part of a registered stockholder who has not “opted out” of the DRIP to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the DRIP Administrator in writing so that such notice is received by the DRIP Administrator no later than ten days before the payment date for a particular dividend to stockholders. The DRIP Administrator will set up an account for shares acquired through the DRIP for each registered stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
The share requirements of the DRIP may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP Administrator. Newly issued shares will be valued based upon the final closing price of the Company’s common stock reported on the NYSE on the trading day immediately preceding the dividend payment date for each dividend. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP Administrator, before any associated brokerage or other costs.
Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount treated as a distribution to the stockholder for tax purposes. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Registered stockholders may change their election under the DRIP at any time without penalty upon ten days’ written notice to the DRIP Administrator of such change. If the DRIP Administrator receives a stockholder’s properly executed change of election no later than ten days prior to the next distribution payment date, such election will be effective with respect the next distribution payable. Otherwise, the election will be effective only with respect to any subsequent distribution. Participants may send their written notice by mail to the DRIP Administrator at P.O. Box 219010, Kansas City, MO 64121-9010 (or 430 W. 7th St., Kansas City, MO 64105 for overnight delivery).
We may amend, modify, suspend or terminate the DRIP at any time in our sole discretion. Participants will receive notice of any material amendment, modification, suspension or termination. All correspondence concerning the DRIP should be directed to the DRIP Administrator by mail at P.O. Box 219010, Kansas City, MO 64121-9010 (or 430 W. 7th St., Kansas City, MO 64105 for overnight delivery).
DESCRIPTION OF COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our Articles of Incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our Articles of Incorporation and bylaws, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our common stock being offered.

Our authorized common stock consists of 450,000,000 shares of common stock, par value $0.001 per share.
Under our Articles of Incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our Articles of Incorporation provide that our Board of Directors, without any action by our stockholders, may amend our Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our authorized and outstanding common stock as of the Determination Date.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	450,000,000	—	47,148,802
All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. Other than the transfer restrictions set forth in our Articles of Incorporation, shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Our bylaws currently provide that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Articles of Incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our Articles of Incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our Articles of Incorporation require us, subject to any limitations set forth under Maryland law and the 1940 Act, to indemnify and hold harmless from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, reasonable attorneys’ fees and amounts paid in settlement), and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Adviser or any of its affiliates acting as an agent of the Company. The rights to indemnification and advance of expenses provided to a director or officer in the Articles of Incorporation vest immediately upon election of such director or officer. We may, with the approval of our Board of Directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.
In addition, we have entered into indemnity agreements (the “Indemnity Agreements”) with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, we may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our Articles of Incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) the date the indemnitee has ceased to serve as our director or officer, or (ii) the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement. We have also entered into agreements similar to the form of Indemnity Agreement with certain of our non-officer and non-director employees and agents serving as officers, managers, directors and in other similar roles of certain of our subsidiaries and portfolio companies at our request.

We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws
The Maryland General Corporation Law and our Articles of Incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
Our bylaws provide that directors are elected by a plurality of the votes cast. Pursuant to our Articles of Incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Articles of Incorporation provide that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, under our bylaws, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, or more than 10. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our stockholders may remove a director only for cause by the affirmative vote of two-thirds of all the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our Articles of Incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) provided that our Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meeting of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Articles of Incorporation generally provide for approval of amendments to our Articles of Incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Articles of Incorporation also provide that certain amendments and any proposal to make our shares of common stock a “redeemable security” or for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter.
Our Articles of Incorporation and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act (the “Control Share Act”), discussed below, as permitted by the Maryland General Corporation Law, our Articles of Incorporation provide that stockholders will not be entitled to exercise appraisal rights.
Control Share Acquisitions
The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.
We are not currently subject to the Control Share Act since our bylaws contain a provision exempting us from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. Notwithstanding the foregoing, at least one United States District Court has held that opting into the Control Share Act conflicts with Section 18(i) of the 1940 Act, made applicable to BDCs by Section 61 thereunder. While the same holding may not apply to a BDC that is subject to the Control Share Act unless it opts out, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that doing so is consistent with Section 18(i) of the 1940 Act and it would be in our best interests in light of (1) our Board of Directors’ fiduciary obligations to us, (2) applicable federal and state law provisions and (3) the particular facts and circumstances surrounding our Board of Directors’ action.
Business Combinations
Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our Articles of Incorporation provide that, if and to the extent that any provision of our Articles of Incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control; provided however, that such conflict will not affect any of the remaining provisions of the Articles of Incorporation or bylaws or render invalid or improper any action taken or omitted prior to such determination.
Restrictions on Transfer
Our Articles of Incorporation includes a provision that limits the transferability of all of our shares of common stock outstanding prior to the MSC Income Listing for the 365-day period following the commencement of trading of our shares of common stock on a national securities exchange, which occurred on January 29, 2025. Specifically, without the prior written consent of our Board of Directors (with respect to all or any portion of the Restricted Shares), a stockholder may not Transfer Restricted Shares until:
•180 days after the Trading Date for one-third of the Restricted Shares held by such stockholder;
•270 days after the Trading Date for two-thirds of the Restricted Shares held by such stockholder; and
•365 days after the Trading Date for all remaining Restricted Shares held by such stockholder.
Any purported Transfer in violation of this provision of our Articles of Incorporation would be void and have no force or effect.
Exclusive Forum

Our bylaws provide that, unless we consent in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be, except for any claims made under the federal U.S. securities laws, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Maryland General Corporation Law, our Articles of Incorporation or our bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine. Such provision does not apply to any claims, suits, actions or proceedings arising under the federal securities laws. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DESCRIPTION OF PREFERRED STOCK
Our Articles of Incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Our authorized preferred stock consists of 50,000,000 shares. As of the Determination Date, we have no shares of preferred stock outstanding.

Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Articles of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66-2/3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any class or series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:
•the designation and number of shares of such class or series;
•the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;
•the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such class or series;
•any provisions relating to the redemption of the shares of such class or series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title of such subscription rights;
•the exercise price or a formula for the determination of the exercise price for such subscription rights;
•the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable;
•if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default (as defined below);
•whether the series of debt securities is issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•whether the debt securities are subject to subordination and the terms of such subordination;
•whether the debt securities are secured and the terms of any security interests;
•the listing, if any, of the debt securities on a securities exchange; and
•any other terms of the debt securities.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after each issuance of debt. On January 29, 2025, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, which will result in the Company’s asset coverage requirements applicable to senior securities being reduced from 200% to 150%, effective on January 29, 2026. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series, unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities only in book-entry form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices;
•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•An investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Special Situations when a Global Security will be Terminated
If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Issuance of Securities in Registered Form — Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the interest due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•We do not pay the principal of, or any premium on, a debt security on its due date and do not cure this default within five days;
•We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•We do not deposit any sinking fund payment in respect of debt securities of the series on its due date and do not cure this default within five days;
•We remain in breach of a covenant in respect of debt securities of the series (other than breaches described elsewhere in this list) for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of outstanding debt securities of the series;
•We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•If, to the extent required by Sections 18(a)(1)(c)(ii) and 61 of the 1940 Act, or any successor provisions, on the last business day of each of twenty-four consecutive calendar months any class or series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100%, giving effect to any amendments to such provisions of the 1940 Act and to any exemptive relief granted to us by the SEC; or
•Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•The holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•in respect of the payment of principal, any premium or interest or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell or transfer all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•Where we merge out of existence or sell our assets, the surviving or transferee entity must agree to be legally responsible for our obligations under the debt securities;
•Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing;
•We must deliver certain certificates and documents to the trustee; and
•We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;
•reduce the percentage of holders of outstanding debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of outstanding debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of outstanding debt securities required to satisfy quorum or voting requirements at a meeting of holders;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount outstanding of that series.
•If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount outstanding of all of the series affected by the change, with all affected series voting together as one class for this purpose.
In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:
•We must irrevocably deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
•No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•Satisfy the conditions for covenant defeasance contained in any supplemental indentures.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance
If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•We must irrevocably deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.
•No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•Satisfy the conditions for full defeasance contained in any supplemental indentures.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under “Indenture Provisions — Subordination,” such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•only in fully registered certificated form,
•without interest coupons, and
•unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination of each resulting debt security is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
We expect that The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
•A citizen or individual resident of the United States;
•A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust or (ii) the trust has a valid election in effect to be treated as a domestic trust for U.S. federal income tax purposes; or
•An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder and not a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated, and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. The U.S. Congress is currently considering proposed legislation which, if enacted in its current form, would introduce several changes to the Code, including raising U.S. tax (including withholding tax) rates for certain non-U.S. investors with respect to their investment in shares of our common stock. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Our taxable income includes the taxable income generated by us and certain of our subsidiaries, which are treated as disregarded entities for tax purposes. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, and 90% of our tax-exempt income (the “Annual Distribution Requirement”). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.
For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any taxable income recognized, but not distributed, in preceding years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% U.S. federal excise tax based on 98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
•continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•diversify our holdings so that at the end of each quarter of the taxable year:
•at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).
In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly-owned taxable subsidiaries for the primary purpose of permitting us to own equity interests in portfolio companies which are “pass-through” entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant U.S. federal income taxes. The Taxable Subsidiaries are consolidated with MSIF for generally accepted accounting principles in the United States of America (“U.S. GAAP”) purposes and are included in our consolidated financial statements, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of the portfolio investments. The income tax expense, or benefit, if any, and any related tax assets and liabilities, are reflected in our consolidated financial statements.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants and debt securities invested in by us at original issuance at a discount to par), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Moreover, we generally will be required to take certain amounts in income no later than the time such amounts are reflected on our financial statements. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. In addition, because we use debt financing, we may be prevented by covenants contained in our debt financing arrangements from making distributions to our stockholders in certain circumstances. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times and/or values that, from an investment standpoint, are not advantageous.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to U.S. stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.
For federal income tax purposes, we are generally permitted to carry forward a net capital loss in any taxable year to offset our own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that we were to experience an ownership change as defined under the Code, our capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholder’s election) would satisfy the Annual Distribution Requirement. The IRS has issued guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. According to this guidance, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock), or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to Non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20.0% (plus the 3.8% Medicare surtax discussed below, if applicable). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% (plus the 3.8% Medicare surtax, if applicable) maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% (plus the 3.8% Medicare surtax, if applicable) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the U.S. stockholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We have adopted a distribution reinvestment plan for our stockholders. If a stockholder reinvests our distributions in additional shares, such stockholder will generally be subject to the same U.S. federal, state and local tax consequences as if it had received a distribution in cash and, for this purpose, a stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the stockholder would have received if it had elected to receive the distribution in cash. If we issue additional shares with a fair market value equal to or greater than NAV, however, the stockholder will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Any such additional shares will have a tax basis equal to the amount treated as a distribution for U.S. federal income tax purposes. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed for tax purposes to be a return of capital to our stockholders.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if in the future we have preferred stock outstanding, we intend to allocate capital gain dividends, if any, between our common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare surtax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year but may carryback such losses for three years or carry forward such losses for five years.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. U.S. stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We, or the applicable withholding agent, may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any U.S. stockholder (1) who fails to furnish us, or the applicable withholding agent, with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us, or the applicable withholding agent, that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is generally allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Under Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for an individual U.S. stockholder or $10 million or more for a corporate U.S. stockholder, the U.S. stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If a Non-U.S. stockholder reinvests the distributions in additional shares pursuant to our distribution reinvestment plan, and the distribution is subject to withholding tax, only the net after-tax amount will be reinvested in additional shares. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons (special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).
We generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. This exemption will not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.
Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain distribution and certain other conditions are met, in which case the distributions or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
A Non-U.S. stockholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds our common stock, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. If we were subject to tax on all of our taxable income at regular corporate rates, then distributions we make after being subject to such tax would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the maximum 20% rate (plus a 3.8% Medicare surtax, if applicable) applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate taxpayers would be eligible for a dividends-received deduction on distributions they receive. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.
REGULATION
We are subject to regulation as described in “Item 1. Business  —  Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

PLAN OF DISTRIBUTION
We may offer, from time to time in one or more offerings or series, our common stock, preferred stock, subscription rights or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering by us, through or without agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid, must equal or exceed the NAV per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act) or (c) under such circumstances as the SEC may permit (see “Risk Factors — Risks Relating to Our Securities”). Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below NAV. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses payable by us, as well as any other fees and the expenses incurred by us in connection with any offering of the securities, including debt securities. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us, and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified, and any such compensation received from us will be described in the applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act in connection with an offering by us. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters who are qualified market makers on the NYSE may engage in passive market making transactions in our common stock, preferred stock, subscription rights or debt securities, as applicable, on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, Houston, Texas 77002, and by U.S. Bank National Association, whose address is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. SS&C GIDS, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of SS&C GIDS, Inc. is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (877) 248-6417.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. When necessary, our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
We also pay brokerage commissions incurred in connection with open-market purchases of our publicly traded securities from time to time, including pursuant to the DRIP.
We did not pay significant brokerage commissions during the three years ended December 31, 2024 in connection with the acquisition and/or disposal of our investments.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Dechert LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audited consolidated financial statements, financial highlights, senior securities table and financial statement schedules incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.
Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Company’s independent registered public accounting firm, providing audit services.
AVAILABLE INFORMATION
This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. This information is also available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mscincomefund.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus from the date we file that document. Any reports filed by us with the SEC on or after the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below, which have been previously filed with the SEC, and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, and other information previously filed with the SEC.
This prospectus incorporates by reference the documents set forth below that have previously been filed with the SEC:
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025;
•our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 13, 2025;
•our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 4, 2025, February 6, 2025, March 4, 2025, March 7, 2025, March 25, 2025 and May 13, 2025 (Items 8.01 and 9.01); and
•any description of shares of our common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description.
To obtain copies of these filings, free of charge, see “Available Information.”
PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains the privacy policies of MSC Income and its affiliated companies. This notice supersedes any other privacy notice you may have received from MSC Income, and its terms apply both to our current stockholders and to former stockholders as well.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.
•The People and Companies that Make Up MSC Income. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.
•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PART C
Other Information
Item 25. Financial Statements and Exhibits
(1)Financial Statements
The consolidated financial statements as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024, including the notes and schedules thereto have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus” in reliance on the report of Grant Thornton LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
In addition, the following consolidated financial statements of the Company have been incorporated by reference in Part A of this registration statement:

Interim Unaudited Consolidated Financial Statements
Consolidated Financial Statements
Consolidated Balance Sheets—March 31, 2025 (unaudited) and December 31, 2024
Consolidated Statements of Operations (unaudited)—Three months ended March 31, 2025 and 2024
Consolidated Statements of Changes in Net Assets (unaudited)—Three months ended March 31, 2025 and 2024
Consolidated Statements of Cash Flows (unaudited)—Three months ended March 31, 2025 and 2024
Consolidated Schedule of Investments (unaudited)—March 31, 2025
Consolidated Schedule of Investments—December 31, 2024
Notes to Consolidated Financial Statements (unaudited)
Consolidated Schedules of Investments in and Advances to Affiliates (unaudited)—Three months ended March 31, 2025 and 2024

(2)Exhibits

(a)	Articles of Amendment and Restatement (filed as Exhibit 3.1 to the Registrant’s current report on Form 8-K, filed on February 4, 2025 (File No. 814-00939) and incorporated herein by reference).
(b)	Second Amended and Restated Bylaws (filed as Exhibit 3.3 to the Registrant’s annual report on Form 10-K, filed on March 20, 2025 (File No. 814-00939) and incorporated herein by reference).
(d)	Form of Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A.*
(e)
Second Amended and Restated Distribution Reinvestment Plan (filed as Exhibit 4.2 to the Registrant’s annual report on Form 10-K, filed on March 20, 2025 (File No. 814-00939) and incorporated herein by reference).

(f)	Not applicable.
(g)
Amended and Restated Investment Advisory and Administrative Services Agreement, dated January 29, 2025, between the Registrant and MSC Adviser I, LLC (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on February 4, 2025 (File No. 814-00939) and incorporated herein by reference).

(j)
Second Amended and Restated Custody Agreement, dated May 29, 2014, by and among the Registrant, HMS Equity Holding, LLC and Amegy Bank National Association (filed as Exhibit (j)(2) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on July 17, 2015 (File No. 333-204659) and incorporated herein by reference).

(k)(1)
Form of Indemnification for Affiliated Directors and Officers (filed as Exhibit (k)(5) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on May 31, 2012 (File No. 333-178548) and incorporated herein by reference).

(k)(2)
Form of Indemnification for Independent Directors (filed as Exhibit (k)(6) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on May 31, 2012 (File No. 333-178548) and incorporated herein by reference).

(k)(3)
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 6, 2017, by and among the Registrant, HMS Equity Holding, LLC, HMS Equity Holding II, Inc., the financial institutions party thereto and EverBank Commercial Finance, Inc. (filed as Exhibit 10.40 to the Registrant’s annual report on Form 10-K, filed on March 7, 2017 (File No. 814-00939) and incorporated herein by reference).

(k)(4)
First Amendment to Credit Agreement, dated as of October 19, 2017, by and among the Registrant, HMS Equity Holding, LLC, HMS Equity Holding II, Inc., the financial institutions party thereto and EverBank Commercial Finance, Inc. (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on October 19, 2017 (File No. 814-00939) and incorporated herein by reference).

(k)(5)
Second Amendment to Credit Agreement, dated as of March 5, 2020, by and among the Registrant, HMS Equity Holding, LLC, HMS Equity Holding II, Inc., HMS California Holdings GP LLC, HMS California Holdings, LP, the lenders party thereto and TIAA, FSB. (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on March 5, 2020 (File No. 814-00939) and incorporated herein by reference).

(k)(6)
Fourth Amendment to Credit Agreement, dated as of January 27, 2021, by and among the Registrant, MSC Equity Holding, LLC, MSC Equity Holding II, Inc., MSC California Holdings GP LLC, MSC California Holdings LP, the lenders party thereto and TIAA, FSB (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on January 28, 2021 (File No. 814-00939) and incorporated herein by reference).

(k)(7)
Fifth Amendment to Credit Agreement, dated as of July 27, 2021, by and among the Registrant, MSC Equity Holding, LLC, MSC Equity Holding II, Inc., MSC California Holdings GP LLC, MSC California Holdings LP, the lenders party thereto and TIAA, FSB (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on July 27, 2021 (File No. 814-00939) and incorporated herein by reference).

(k)(8)
Sixth Amendment and Waiver to Credit Agreement, dated as of September 22, 2021, by and among the Registrant, the Guarantors party thereto, the lenders party thereto and TIAA, FSB (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on September 28, 2021 (File No. 814-00939) and incorporated herein by reference).

(k)(9)
Seventh Amendment to Credit Agreement, dated as of April 27, 2023, by and among the Registrant, the Guarantors party thereto, the lenders party thereto and TIAA, FSB (filed as Exhibit 10.1 to the Registrant’s quarterly report on Form 10-Q, filed on May 12, 2023 (File No. 814-00939) and incorporated herein by reference).

(k)(10)
Eighth Amendment to Credit Agreement, dated as of November 8, 2024, by and among the Registrant, the Guarantors party thereto, the lenders party thereto and EverBank (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on November 13, 2024 (File No. 814-00939) and incorporated herein by reference).

(k)(11)
Ninth Amendment to Credit Agreement, dated as of February 27, 2025, by and among the Registrant, the Guarantors party thereto, the lenders party thereto and EverBank (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on March 4, 2025 (File No. 814-00939) and incorporated herein by reference).

(k)(12)
Loan and Security Agreement, dated as of February 3, 2021, among MSIF Funding, LLC, as borrower, the Registrant, as portfolio manager, U.S. Bank, National Association, as collateral agent, securities intermediary, and collateral administrator, and JPMorgan Chase Bank, National Association, as administrative agent and lender (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on February 4, 2021 (File No. 814-00939) and incorporated herein by reference).

(k)(13)
First Amendment to Loan and Security Agreement, dated June 2, 2023, by and among MSIF Funding, LLC, as borrower, the Registrant, as portfolio manager, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent and lender (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on June 6, 2023 (File No. 814-00939) and incorporated herein by reference).

(k)(14)
Second Amendment to Loan and Security Agreement, dated August 31, 2023, by and among MSIF Funding, LLC, as borrower, the Registrant, as portfolio manager, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent and lender (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on August 31, 2023 (File No. 814-00939) and incorporated herein by reference).

(k)(15)
Third Amendment to Loan and Security Agreement, dated as of March 24, 2025, by and among MSIF Funding, LLC, as borrower, the Registrant, as portfolio manager, JPMorgan Chase Bank, National Association, in its capacities as administrative agent and lender, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), in its capacities as collateral agent and collateral administrator, and U.S. Bank National Association, as securities intermediary (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on March 25, 2025 (File No. 814-00939) and incorporated herein by reference).

(k)(16)
Master Note Purchase Agreement, dated as of October 22, 2021, by and among the Registrant and the Purchasers party thereto (filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on October 22, 2021 (File No. 814-00939) and incorporated herein by reference).

(l)	Opinion and Consent of Dechert LLP.*
(n)(1)	Consent of Independent Registered Public Accounting Firm.*
(n)(2)	Report of Grant Thornton LLP, Independent Registered Public Accounting Firm, with respect to the “Senior Securities” table.*
(n)(3)	Power of Attorney (see signature page to this registration statement).*
(r)	1940 Act Code of Ethics (previously filed as Exhibit 99.1 to the Registrant’s Annual Report on Form 10-K, filed on March 20, 2025 (File No. 814-00939)).
(s)	Filing Fee Table.*
99.1
Rule 12d1-4 Fund of Funds Investment Agreement, dated January 20, 2025, by and between Main Street Capital Corporation and the Registrant (filed as Exhibit (k)(15) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on January 21, 2025 (File No. 333-282501) and incorporated herein by reference).

___________________________
*    Filed herewith.
Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” on this registration statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.
Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$	(1)
New York Stock Exchange additional listing fee	$	(2)
Accounting fees and expenses	$	(2)
Legal fees and expenses	$	(2)
Printing and engraving	$	(2)
Miscellaneous fees and expenses	$	(2)
Total	$	(2)
___________________________
(1)In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.
(2)These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.
All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control
The information contained under the headings “Business,” “Management,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in this registration statement is incorporated herein by reference.
MSC Income Fund, Inc., directly or indirectly, owns 100% of each the following consolidated subsidiaries:
•MSC Equity Holding, LLC — a Delaware limited liability company
•MSC Equity Holding II, Inc. — a Delaware corporation
•HMS Funding I, LLC — a Delaware limited liability company
•MSC California Holdings GP LLC — a Delaware limited liability company
•MSIF Funding, LLC — a Delaware limited liability company
•MSC California Holdings LP — a Delaware limited partnership
In addition, MSC Income Fund, Inc. may be deemed to control certain portfolio companies that are not consolidated by MSC Income Fund, Inc. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of each of the Registrant’s securities at June 23, 2025.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	17,440
Corporate Facility	7
SPV Facility	1
Series A Notes due 2026 (par: $150,000)	7
Item 30. Indemnification
Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Articles of Incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our Articles of Incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Articles of Incorporation require us, subject to any limitations set forth under Maryland law and the 1940 Act, to indemnify and hold harmless from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, reasonable attorneys’ fees and amounts paid in settlement), and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Adviser or any of its affiliates acting as an agent of the Company. The rights to indemnification and advance of expenses provided to a director or officer in our Articles of Incorporation vest immediately upon election of such director or officer. We may, with the approval of our Board of Directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.
In addition, we have entered into Indemnity Agreements with our directors and executive officers. The form of Indemnity Agreement entered into with each interested director and officer was previously filed with the SEC as Exhibit (k)(5) to Pre-Effective Amendment No. 3 to our Registration Statement on Form N-2 (Reg. No. 333-178548) and the form of Indemnity Agreement entered into with each independent director as previously filed with the SEC as Exhibit (k)(6) to Pre-Effective Amendment No. 3 to our Registration Statement on Form N-2 (Reg. No. 333-178548). The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, we may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our Articles of Incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) the date the indemnitee has ceased to serve as our director or officer, or (ii) the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.
We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Item 31. Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth or incorporated by reference in Part A of this registration statement in the section entitled “Management.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-78919), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at (i) the Registrant’s offices at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 and (ii) the offices of the Registrant’s transfer agent, distribution paying agent and registrar, SS&C GIDS, Inc., 6201 15th Avenue, Brooklyn, New York 11219. In addition, our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, Houston, Texas 77002, and by U.S. Bank National Association, whose address is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046.
Item 33. Management Services
Not Applicable
Item 34. Undertakings
We hereby undertake:
1.not applicable;
2.not applicable;
3.a.to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
i.to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.to reflect in the prospectus any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
iii.to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;
provided, however, that paragraphs 3.a.i, 3.a.ii, and 3.a.iii of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports we file with or furnish to the SEC pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;
3.b.for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
3.c.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
3.d.for the purpose of determining liability under the Securities Act to any purchaser:

1)that if we are relying on Rule 430B:
(A)each prospectus we file pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
2)that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
3.e.for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, that in a primary offering of our securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)any free writing prospectus relating to the offering prepared by or on behalf of us or used or referred to by us;
(3)the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and
(4)any other communication that is an offer in the offering made by us to the purchaser;
4.that for the purposes of determining any liability under the Securities Act:
a.the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
b.each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5.that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
6.insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and
7.to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 25, 2025.

MSC INCOME FUND, INC.
By:	/s/ Dwayne L. Hyzak
Dwayne L. Hyzak Chief Executive Officer
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Dwayne L. Hyzak, Cory E. Gilbert, and Jason B. Beauvais and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself or her herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ DWAYNE L. HYZAK	Chairman of the Board and Chief Executive Officer (principal executive officer)	June 25, 2025
Dwayne L. Hyzak

/s/ CORY E. GILBERT	Chief Financial Officer (principal financial officer)	June 25, 2025
Cory E. Gilbert

/s/ RYAN H. MCHUGH	Chief Accounting Officer (principal accounting officer)	June 25, 2025
Ryan H. McHugh

/s/ ROBERT L. KAY	Director	June 25, 2025
Robert L. Kay

/s/ JOHN O. NIEMANN, JR.	Director	June 25, 2025
John O. Niemann, Jr.

/s/ JEFFREY B. WALKER	Director	June 25, 2025
Jeffrey B. Walker